EXHIBIT 10.33

                           LOAN AND SECURITY AGREEMENT

     This Loan and Security Agreement, as it may hereafter be amended ("Agreement"), among SUMMIT BANK having offices at 210 Main Street, Hackensack, New Jersey, 07601 ("Lender"), OSTEOTECH, INC., a Delaware Corporation; OSTEOTECH INVESTMENT CORPORATION, a New Jersey Corporation; CAM IMPLANTS, INC., a Colorado Corporation; OSTEOTECH, B.V., H.C. IMPLANTS, B.V., CAM IMPLANTS, B.V.,
OSTEOTECH/CAM SERVICES, B.V., each a Company of The Netherlands; and OST DEVELOPPEMENT, a Corporation of France (jointly and severally "Borrower") is effective on June 10, 1999.


STATEMENTS

     A. The Borrower has requested financial accommodation(s) from Lender.

     B. Lender is willing to render the requested financial accommodation(s) to the Borrower in connection with the Borrower's business and on certain terms and conditions.

     C. To secure the financial accommodation(s), the Borrower is willing, among other things, to grant certain security interests to Lender in certain assets of the Borrower.

     NOW, THEREFORE, in consideration of the promises, covenants and understandings set forth in this Agreement and the benefits to be received from the performance of such promises, covenants and understandings, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

DEFINITIONS

     "Accounts Receivable" - as defined in Exhibit "A"

     "Actual Knowledge" - as defined in Section 5.1(b)

     "Base Rate" - as defined in Section 1.4(g)

     "Collateral" - as defined in Article 4

     "Current Ratio" - as defined in Section 7.13

     "Debt" - as defined in Article 3

     "Default" - as defined in Section 9.1

     "Delivered Financials" - as defined in Section 5.4(a)

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     "EBITDA" - as defined in Section 7.15

     "Environmental Laws" - as defined in Section 5.15(c)

     "Equipment" - as defined in Exhibit "A"

     "ERISA" - as defined in Section 5.10

     "General Intangibles" - as defined in Exhibit "A"

     "Inventory" - as defined in Exhibit "A"

     "LIBOR Rate" - as defined in Section 1.4(a)

     "Loan" - as defined in Section 1.4(e)

     "Loan I" - as defined in Section 1.1

     "Loan II" - as defined in Section 1.2

     "Loan III" - as defined in Section 1.3

     "Mortgage" - as defined in Exhibit "B"

     "Note" - as defined in Section 1.4(e)

     "Operating Documents" - as defined in Section 5.1(c)

     "OSHA" - as defined in Section 5.11

     "Plan" - as defined in Section 5.10

     "Project" - as defined in Section 1.1(a)

     "Property" - as defined in Section 1.1(a)

     "Re-set Date" - as defined in Section 1.5(d)

     "Subsidiary" - as defined in Section 5.16(d)

     "Tangible Net Worth" - as defined in Section 7.14

     "Working Capital" - as defined in Section 7.12

AGREEMENTS

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                               ARTICLE 1. THE LOAN

Section 1.1  The Revolving Loan (Loan I)

     1.1(a) Lender agrees to provide, at one time or from time to time, at the request of the Borrower, loans to Osteotech, Inc. in an aggregate amount up to Five Million Dollars ($5,000,000.00) on a revolving loan basis ("Loan I") for the purpose of working capital and capital expenditures and costs related to the construction of an approximate 65,000 square foot addition (the "Project") to real property and improvements located at 201 Industrial Way West, Eatontown, New Jersey (the "Property"). Loan I is to be payable on the earlier of (i) May 31, 2001 or (ii) upon a Default.

     1.1(b) In the absence of Default, the Borrower has the option to extend the term of Loan I for an additional four (4) year term commencing on May 31, 2001, exercisable by written notice to Lender, not less than thirty (30) days prior thereto. If such option is so exercised, the outstanding balance of Loan I becomes repayable in forty-eight (48) equal monthly installments of principal, together with accrued interest.

Section 1.2  The Mortgage Loan (Loan II)

     1.2(a) Lender agrees to lend to Borrower the principal sum of Four Million Five Hundred Thousand ($4,500,000.00) Dollars on a term basis ("Loan II") to provide permanent mortgage financing of the Project. The funding of Loan II will take place following the date of receipt by the Borrower of an unconditional certificate of occupancy for the Project in form and substance reasonably satisfactory to Lender provided that such certificate of occupancy is obtained within eighteen (18) months from the date hereof.

     1.2(b) The principal of Loan II is to be repaid in one hundred twenty (120) consecutive equal monthly installments of principal and interest, based upon a 20 year mortgage amortization, on the first day in each calendar month, commencing on the first day of the second month following the funding of Loan II and each subsequent payment is to be made on the same day of each successive month. Upon the 120th installment, the full amount of unpaid principal, together with unpaid accrued interest, will be due and payable.

Section 1.3   The Equipment Loan (Loan III)

     1.3(a) Lender agrees to provide to Borrower loans in an aggregate amount up to Seventeen Million ($17,000,000.00) Dollars during a period not to exceed eighteen (18) months following the date hereof for the purpose of financing equipment purchases, clean-rooms, other costs related to the Project and other capital expenditures in the United States with advances of up to 80% of the cost thereof based upon the submission by Borrower to Lender of invoices therefor in form reasonably satisfactory to Lender ("Loan

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III"). Interest only will be paid on a monthly basis during the draw-down period of eighteen (18) months from the date hereof.

     1.3(b) Upon the  expiration  of the  draw-down  period  provided in Section
1.3(a) hereof, the outstanding balance of Loan III is to be automatically converted to a term loan to be repaid over a full seven (7) year amortizing period in equal monthly installments of principal together with accrued interest.

     1.3(c) Lender will maintain a schedule of assets purchased with the proceeds of Loan III, which schedule is to identify which of the assets is a "fixture" and which of the assets is "equipment" within the meaning of the Uniform Commercial Code and applicable real estate law. The form of such schedule is attached hereto as Exhibit "C." Such schedule will be attached to UCC-1 financing statements to be filed in such recording offices designated by Lender and substantially in the form attached hereto as Exhibit "D" prior to or simultaneously with the purchase of such assets. As principal payments are made, the amortization will be equally apportioned to the scheduled fixtures and equipment. Lender will release its security interest on a particular fixture or equipment selected by the Borrower upon payment in full of that part of Loan III allocated to such fixture or equipment pursuant to this amortized schedule upon request of Borrower.

Section 1.4  Interest Rate and Other Provisions Relating to The Loan

     1.4(a) Interest accrues on Loan I at Borrower's option, at either (i) Lender's floating Base Rate minus three-quarters of one percent (3/4%) per annum or (ii) the 30, 60 or 90 day Base LIBOR (London Interbank Offered Rate), plus 175 basis points (the "LIBOR Rate") as selected by the Borrower during the initial monthly interest only payable period. Upon conversion, pursuant to
Section 1.1(b) above, interest accrues at a fixed annual rate based upon 175 basis points above the four (4) year United States Treasury Note Rate as published in The Wall Street Journal three (3) days prior to such conversion.

     1.4(b) Interest accrues on Loan II on a fixed rate based upon 190 basis points above the ten (10) year United States Treasury Note Rate as published in the Wall Street Journal three (3) days prior to the date of funding.

     1.4(c) Interest accrues on Loan III at Borrower's option, at either (i) Lender's floating Base Rate minus one-half of one percent (1/2%) per annum or
(ii) the LIBOR Rate, as selected by the Borrower during the initial monthly interest only payable period. Upon conversion, pursuant to Section 1.3(b) above, interest accrues at a fixed annual rate based upon 175 basis points above the seven year United States Treasury Note Rate as published in The Wall Street Journal three (3) days prior to the conversion date.

     1.4(d) Each change in the floating interest rate is to take effect simultaneously with a corresponding change in the Base Rate without notice to Borrower. Interest is to be calculated on a daily basis with each day representing 1/360th of a year in arrears.

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     1.4(e)  Loan I, Loan II and Loan III  (collectively  the  "Loan") are to be evidenced by promissory note(s) (the "Note") in the form required by Lender, attached hereto as Exhibit "E."

     1.4(f) In the event of Default, interest accrues on the Loan and the Debt at a rate equal to two (2%) percent above the Base Rate as defined in this Agreement. Borrower acknowledges that: (i) such additional rate is a material inducement to Lender to make the Loan; (ii) Lender would not have made the Loan in the absence of the agreement of the Borrower to pay such default rate; (iii) such additional rate represents compensation for increased risk to Lender that the Loan will not be repaid; and (iv) such rate is not a penalty and represents a reasonable estimate of (a) the cost to Lender in allocating its resources (both personnel and financial) to the ongoing review, monitoring, administration and collection of the Loan and (b) compensation to Lender for losses that are difficult to ascertain.

     1.4(g) The Base Rate of Lender means the fluctuating Base Rate of interest established by Lender from time to time whether or not such rate shall be otherwise published. The Base Rate is established for the convenience of Lender. It is not necessarily Lender's lowest rate. In the event that there should be a change in the Base Rate of Lender, such change shall be effective on the date of such change without notice to Borrower or any guarantor, endorser or surety. Any such change will not effect or alter any other term or conditions of any promissory note or this Agreement.

     1.4(h) Interest (and principal) is payable by Borrower on the Loan pursuant to the terms of the Note and the terms of this Agreement.

     1.4(i) Borrower is to maintain its main operating accounts with Lender and is to maintain sufficient balances therein to enable Lender to directly charge all scheduled payments next due to Lender.

     1.4(j) In no event is the interest rate or other charges of this Agreement to exceed the highest rate permissible under law. If any provision of this Agreement or any other instrument executed in connection thereto be construed or held to permit the collection of or to require the payment of any amount of interest in excess of that permitted by applicable law, the provisions of this paragraph control and override any contrary or inconsistent provision of this Agreement or instrument. The intention of the parties is to conform strictly to the applicable laws relating to maximum rates of interest. This Agreement and each other instrument evidencing or relating to the Debt are to be held subject to reduction or rebate as to any amount paid by or on behalf of the Borrower in violation of any such law.

Section 1.5  LIBOR Rate

     1.5(a) At each and every Re-Set Date during the term of this Agreement, Borrower is to have the right to select either the LIBOR Rates or variable rates set forth in

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Sections 1.4(a) and 1.4(c) as applicable pursuant to the terms of this Agreement to a designated principal balance unless such principal balance has been previously designated as being repayable at a LIBOR Rate and is subject to an Interest Period which has not yet expired. Each interest rate from time to time so selected by Borrower is to take effect and is to end on a Re-Set Date. If Borrower does not select an interest rate by written notice given to Lender at least three (3) banking days prior to a particular Re-Set Date, the interest rate applicable to the principal balance for such Re-Set Date is to be the applicable alternate variable rate set forth in Sections 1.4(a) and 1.4(c) of this Agreement. The LIBOR Rate or Rates selected by Borrower or otherwise designated for a particular Re-Set Date in accordance with the foregoing provisions of this paragraph, are to be in effect from and including the first day of the Interest Period to which such LIBOR Rate pertains to, but not including, the Roll Over Date applicable to such Interest Period, and will (subject to the following provisions of this paragraph) be applicable to the portion of the principal balance of the Loan with respect to which a LIBOR Rate or Rates are due to be re-set on such Re-Set Date, as well as to any portion of the principal balance bearing interest at a variable rate and any advance scheduled to be made on such Re-Set Date.

     1.5(b) The term "Interest Period" means the period of time during which a particular LIBOR Rate will be applicable to all or any particular portion of the principal balance in accordance with the provisions of this Section, it being agreed that (a) each Interest Period is to commence and is to terminate on a Re-Set Date, (b) each Interest Period is to be of a duration of either one month, two months or three months, (c) no Interest Period is to extend beyond the term of this Agreement and (d) the portion of the principal balance with respect to which a particular Interest Period is applicable will bear interest at the LIBOR Rate pertaining to such Interest Period from and including the first day of such Interest Period to, but not including, the last day of such Interest Period and cannot be prepaid prior thereto, notwithstanding anything in this Agreement to the contrary.

     1.5(c) The "Base LIBOR Rate" applicable to a particular Interest Period means a rate per annum equal to the rate of interest at which U.S. dollar deposits in an amount approximately equal to the portion of the principal balance which will bear interest at a particular LIBOR Rate during such Interest Period, and with maturities comparable to the last day of such Interest Period, are offered in immediately available funds in the London Interbank Market by leading banks in the Eurodollar market at 11:00 A.M. London time, two (2)
banking  days  prior  to  the  commencement  of  such  Interest   Period.   Each
determination of the LIBOR Rate and the Base LIBOR Rate applicable to a particular Interest Period is to be made by Lender and is to be conclusive and binding upon Borrower absent manifest error. Interest at the applicable LIBOR Rate from time to time is to be calculated for the actual number of days elapsed on the basis of a 360-day year, in arrears.

     1.5(d) The term "Re-Set Date" means consecutive numerical corresponding dates during the term of this Agreement, the first of which Re-Set Dates is the effective date of this Agreement. Each subsequent Re-Set Date during the term of this Agreement is to be the date in each subsequent calendar month during the term of this Agreement which numerically corresponds to the first Re-Set Date during the term of this Agreement,

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provided,  however,  that if the  numerically  corresponding  date  in any  such subsequent calendar month during the term of this Agreement is not a banking day, the Re-Set Date for such calendar month is to be the next succeeding banking day, unless the next such succeeding banking day would fall in the next calendar month, in which event the Re-Set Date for such calendar month is to be the next preceding banking day. For the purposes of this Agreement, the period of time between any two consecutive Re-Set Dates during the term of this Agreement is to be deemed to be a period of one month.

     1.5(e) The "Roll Over Date" applicable to a particular Interest Period is the last day of such Interest Period.

     1.5(f) If Lender has determined in good faith (which determination is conclusive and binding upon Borrower absent manifest error) that U.S. dollar deposits in an amount approximately equal to the portion of the principal balance which is to bear interest at a particular LIBOR Rate during such particular Interest Period in accordance with the provisions of this Agreement are not generally available at such time in the London Interbank Market, or reasonable means do not exist for ascertaining a LIBOR Rate for such particular Interest Period, Lender is to so notify Borrower and the interest rate applicable to the portion of the principal balance with respect to which such LIBOR Rate was to pertain is to automatically be converted to the applicable variable rate set forth in this Agreement as of the next occurring Re-Set Date, it being agreed that the applicable variable rate set forth in this Agreement is to remain in effect thereafter with respect to such portion of the principal balance until the next succeeding Re-Set Date in accordance with this Agreement.

     1.5(g) If any change in any law or regulation or in the interpretation thereof by any governmental authority charged with the administration or interpretation thereof makes it unlawful for Lender to make or maintain LIBOR Rates with respect to the principal balance of any portion thereof or to fund the principal balance or any portion thereof at LIBOR Rates in the London Interbank Market or to give effect to its obligations as contemplated by this Agreement, then, upon notice by Lender to Borrower, the interest rate applicable to the entire principal balance is to be automatically converted to the applicable alternate variable rate set forth in this Agreement, it being agreed that any notice given by Lender to Borrower pursuant to this sentence is to, if lawful, be effective insofar as it pertains to any particular portion of the principal balance bearing interest at a particular LIBOR Rate on the last day of the then existing Interest Period pertaining to such particular portion of the principal balance, or if not lawful, is to be effective immediately upon being given by Lender to Borrower, and that the applicable variable rate is to remain in effect thereafter with respect to such particular portion of the principal balance unless and until Lender has determined in good faith (which determinations are conclusive and binding upon Borrower absent manifest error) that the aforesaid circumstances no longer exist; whereupon the interest rate applicable to such portion of the principal balance may upon request of Borrower be converted to a LIBOR Rate determined in the manner hereinabove set forth in this Agreement effective as of the first Re-Set Date which occurs ten (10) banking days or more after such good faith determination by Lender.

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     1.5(h) Borrower recognizes that the cost to Lender of making or maintaining
LIBOR Rates with respect to the principal balance or any portion thereof imposed upon Banks, generally, including Lender, may fluctuate and Borrower agrees to pay Lender within ten (10) days after demand by Lender such additional amount or amounts as Lender reasonably determines will compensate Lender for actual costs incurred by Lender in maintaining LIBOR Rates on the principal balance or any portion thereof.

Section 1.6  Monthly and Interim Statement

     Once each month Lender is to render a statement of account to the Borrower reflecting the current status of the Loan. Each statement of account is to be considered correct, accepted by the Borrower and conclusively binding upon the Borrower, unless the Borrower gives notice to Lender to the contrary in writing within thirty (30) banking days after the sending of the statement by Lender. If the Borrower disputes the accuracy of Lender's statement, the Borrower's notice is to specify in detail the basis of the dispute.

Section 1.7  Method of Advances

     Advances under Loan I may be made through written notification or facsimile in form reasonably acceptable to Lender, by deposit of the amount requested pursuant to this Agreement in the Borrower's operating account(s) which the Borrower is to maintain at designated branches of Lender. All such written means of notification and writings are to be deemed conclusively binding upon the Borrower.

Section 1.8  Reimbursement of Increased Cost to Lender

     If any law, regulation or guideline, or change in any law, regulation or guideline or in the interpretation thereof, or any order or ruling by any regulatory body, court or other governmental authority, or compliance by the Lender with any request or directive (whether or not having the force of law) of any such regulatory body, court or authority, imposes, modifies, or deems applicable any reserve, capital, special deposit or other requirement or condition which results in an increased cost or reduced benefit to banks, generally, including Lender (and as determined by reasonable allocation of the aggregate of such increased costs or reduced benefits to Lender resulting from such event), then Borrower is to pay to Lender from time to time upon demand additional amounts sufficient to compensate Lender for such increased costs or reduced benefits, together with interest on each such amount from a date ten
(10) days after the date of such demand until payment in full thereof at the highest interest rate then applicable to any of the Debt. A certificate setting forth in reasonable detail such increased cost incurred or reduced benefit realized by Lender as a result of any such event is to be conclusive as to the amount thereof, absent manifest error.

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Section 1.9  Conditions Precedent to the Loan

     The obligation of Lender to make the Loan pursuant to this Agreement is subject to the following conditions:

     1.9(a) Such reasonable assurances (including certificates from representatives of the Borrower) that Lender requires that the representations and warranties of the Borrower set forth in this Agreement or relating to this Agreement are true, accurate and complete;

     1.9(b) Such reasonable assurances (including certificates from representatives of the Borrower) that Lender requires that the proceeds of the Loan are to be utilized by the Borrower for the purposes set forth in this Agreement;

     1.9(c) Such reasonable assurances (including certificates from representatives of the Borrower) that Lender requires that no event of Default defined in this Agreement or other documents relating to this Agreement exists, continues to exist, or would exist but for the lapse of time or notice;

     1.9(d) The financial condition, operating status and general business affairs of Borrower are to be reasonably satisfactory to Lender;

     1.9(e) There are to be no litigation (whether bankruptcy, insolvency, at law or in equity) or other proceedings pending or threatened before any court, agency or tribunal which may materially adversely affect the financial condition, operations or affairs of Borrower other than as disclosed in the Borrower's public filings;

     1.9(f) Borrower is to provide satisfactory evidence of its existence and good standing in every state in the United States where organized or required;

     1.9(g) There will have been no material adverse change with respect to the facts as set forth in financial statements dated December 31, 1998, disclosures or other information submitted to Lender in connection with this Agreement;

     1.9(h) Any and all disclosures, financial or otherwise, regarding Borrower, are to be deemed accurate and complete and acceptable to Lender;

     1.9(i) Borrower is to provide satisfactory evidence that all necessary authorizations from applicable boards of directors have been obtained;

     1.9(j) The consummation of the transactions evidenced by this Agreement will not constitute a breach of any agreement between or among Borrower and/or third parties, or violate any provision of an applicable operating agreement, by-law, or provision of law;

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     1.9(k)  Opinions and  certificates  of Borrower's  counsel,  accountants or other representatives are to be submitted as reasonably requested by Lender or Lender counsel to the effect that all documents executed by Borrower or submitted on behalf of Borrower at closing are legally binding and enforceable in accordance with their terms under New Jersey law;

     1.9(l) The transaction(s) evidenced by this Agreement will not violate law or principles of equity, including but not limited to, the Uniform Fraudulent Transfer Act;

     1.9(m) There will not exist any Default or other event of default to Lender on any obligation due Lender;

     1.9(n) There will not exist any material default by Borrower with respect to compliance with law;

     1.9(o)  The  Borrower  is to pay the fees  payable  to Lender  pursuant  to
Section 6.15 hereof;

     1.9(p) The Borrower is to deliver to the Lender a prepaid certificate of the title insurance company insuring both the ownership by the Borrower of the Property subject to the Mortgage and the lien of the Mortgage in the amount of Loan II and confirming that Loan II is secured by the Mortgage and that the Mortgage constitutes a valid first and only lien on the Property without exception; and

     1.9(q) The Borrower is to provide to the Lender original prepaid insurance policies issued pursuant to Section 6.12 hereof.

Section 1.10  Additional Conditions Precedent to Loan II

     In addition to the conditions precedent set forth in Section 1.9 herein, the obligation of Lender to close or make any advance of funds as to Loan II is further subject to the following conditions:

     1.10(a) Completion of an inspection of the Property and the Project by the Lender and/or its construction consultant which is reasonably satisfactory to the Lender;

     1.10(b) Receipt by the Lender of a satisfactory and unconditional permanent certificate of occupancy for the Project;

     1.10(c) Receipt by the Lender of a reasonably acceptable "as-built" survey prepared by a New Jersey licensed engineer or surveyor locating all property lines, building setback lines, easements and the Project, such survey to be certified to Lender, Lender's counsel and the title insurance company insuring the Mortgage;

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     1.10(d)  Receipt by the Lender of such title  insurance  endorsements as it may require, including, but not limited to, an endorsement specifically insuring the "as-built" survey;

     1.10(e) Receipt by the Lender of a reasonably acceptable property inspection and appraisal report (at Borrower's expense) reflecting a value of the Property of not less than $5,625,000.00 upon completion of the Project. This provision is subject to a minimum projected loan to value of 80%; and

     1.10(f) Receipt by the Lender of evidence that the Borrower has paid all taxes, assessments, service charges, water and sewer as to the Property.


     ARTICLE 2. ADDITIONAL OBLIGATIONS OF THE BORROWER

Section 2.1  Expenses in Preserving Interests of Lender

     The Borrower agrees to pay on demand, such reasonable advances made by Lender to or for the account of the Borrower, including advances for insurance, repairs to any Collateral, taxes, and such costs incurred by Lender (in its discretion and regardless as to whether any such advance increases the unpaid balance of the Loan or the Debt) in the discharge of any lien, security interest, encumbrance, lease, pledge or assignment.

Section 2.2  Expenses in Realizing Upon Security Interest

     The Borrower agrees to pay, on demand, all reasonable costs and expenses, including reasonable attorneys fees, incurred by Lender to preserve, collect, protect, foreclose, sell, or otherwise realize upon its security interest in the Collateral identified in this Agreement or in any other security agreement executed by the Borrower which grants Lender a security interest in the Collateral or in any other document reflecting any other obligation of the Borrower to Lender.

Section 2.3  Expenses in Enforcing and Defending Rights

     The Borrower agrees to pay, on demand, all reasonable costs and expenses, including reasonable attorneys fees, incurred by Lender in the good faith prosecution or defense of any action or proceeding relating to the subject matter of this Agreement or other agreement or instrument executed by the Borrower.

Section 2.4  Costs of Lender

     The Borrower agrees to pay, on demand, to Lender all reasonable costs and expenses incurred by Lender in the preparation, execution, administration and modification of this Agreement or other related agreements including, but not limited to, attorneys fees, filing fees, consultant, appraisal and other professional fees, search fees, recording fees and other out-of-pocket expenses.


                              ARTICLE 3. THE DEBT

For purposes of this Agreement, the term "Debt" is defined as the Loan and those additional obligations of the Borrower defined in Article 1 and Article 2 of this Agreement.

                          ARTICLE 4. SECURITY INTEREST

     (a) To secure the payment and performance by the Borrower of Loan I, and except as otherwise provided by Section 7.3, Osteotech, Inc., Osteotech
Investment Corporation and CAM Implants, Inc. are not to pledge, set over, collaterally assign or grant a security interest in any of the items set forth on Exhibit "A" annexed hereto and incorporated herein.

     (b) To secure the payment and performance by the Borrower of Loan II and Loan III to Lender, the Borrower hereby pledges, sets over, assigns and grants a first priority security interest to Lender in all collateral and pursuant to such other agreements more particularly described on Exhibit "B" annexed hereto and incorporated herein. The security interests pledged, set over, assigned and granted by the Borrower to Lender are to be a first and only priority lien upon all such collateral.

     (c) The foregoing collateral described in Section 4(b) above is, collectively, the "Collateral" and further secures payment and performance by the Borrower of all of its obligations in this Agreement or in the other documents delivered in connection with this Agreement. The provisions of Section 4(a) above are no longer applicable when Loan I has been paid in full and the agreement of Lender to lend thereunder has been terminated pursuant to the terms thereof unless there then exists a Default.

     (d) Upon repayment of Loan III, and if either Loan I or Loan II remains unpaid, Lender agrees, unless there then exists a Default, to discharge its security interests in the Collateral described in subparagraphs (iii) and (iv) of Exhibit "B" hereof.

               ARTICLE 5. REPRESENTATIONS AND WARRANTIES TO LENDER

     In order to induce Lender to execute this Agreement, the Borrower makes the following representations and warranties:

Section 5.1  Organization and Standing

     5.1(a) The Borrower is duly licensed or qualified to do business in each jurisdiction in which qualification is required by law, and it is in good standing in all such jurisdictions, except where such failure to qualify will not have a material adverse effect on its business or its ability to perform hereunder. The Borrower has full power and authority to own its properties and to carry on business in all jurisdictions where it is doing business. All leases relating to the use by the Borrower of properties or assets are in full force and effect.

     5.1(b) To Borrower's actual knowledge (defined as the actual knowledge of either the Chief Financial Officer, Chief Executive Officer or the Vice President-Finance of the Borrower after good faith inquiry in the ordinary performance of their function), the Borrower possesses all licenses, permits, franchises, patents, copyrights, trademarks, and trade names, or rights thereto, to conduct its business substantially as now conducted and as presently proposed to be conducted, and is not in violation of rights of others with respect to any of the foregoing except as otherwise disclosed in Borrower's public filings.

     5.1(c) Lender has been provided with a true copy of the filed Certificate of Incorporation, Certificate of Limited Partnership or Certificate of Formation, as the case may be, operating and shareholder agreements, certificates, bylaws and any amendments thereto (collectively and where applicable "Operating Documents") as the same are still in full force and effect. Lender may rely on the accuracy and integrity of the Operating Documents. Borrower has the authority to execute this Agreement and perform the undertakings set forth herein.

     5.1(d) There has been no Certificate of Cancellation or Certificate of Dissolution filed on behalf of the Borrower nor has the Borrower been de facto dissolved by any event such as the death, retirement, resignation, expulsion, bankruptcy or dissolution of any shareholder, partner or member or any other event which would cause the dissolution of Borrower pursuant to applicable law.

     5.1(e) The individual(s) executing this Agreement on behalf of the Borrower are authorized as officers, partners or members to do so and to bind and obligate Borrower pursuant to the terms hereof.

Section 5.2  Power

     5.2(a) The Borrower has the power to execute, deliver and carry out this Agreement, and such other related documents and instruments executed by it. Its board of directors or members, or all partners, as the case may be, have duly authorized and approved the terms of this Agreement and all related actions by it. No other action, whether by resolution, governmental entity, or otherwise, is necessary for the consummation of the transactions contemplated by this Agreement. The Borrower's performance hereunder does not and will not constitute a breach or default of any material agreement or law to which it is subject.

     5.2(b) This Agreement and the documents relating thereto, upon execution and delivery, will constitute the Borrower's legal, valid and binding agreements enforceable in accordance with their terms.

Section 5.3  Litigation

     Except as disclosed in its public filings, to Borrower's actual knowledge, there are no lawsuits, judicial proceedings, investigations or complaints pending or threatened against the Borrower relating to any aspect of its business or properties, including but not limited to environmental protection, which would, if decided adversely to Borrower, have a material adverse effect on the Borrower. Borrower is not in default with respect to any judgment, order, injunction or assessment issued by any court or any governmental agency relating to any material aspect of its business or properties or relating to its ability to consummate the transactions contemplated by this Agreement.

Section 5.4  Financial Statements and Solvency

     5.4(a) Prior to the execution of this Agreement, the Borrower has delivered to Lender the consolidated financial statements of Osteotech, Inc. and its Subsidiaries dated December 31, 1998 (the "Delivered Financials") requested by Lender. The Delivered Financials have been prepared in accordance with generally accepted accounting principles consistently applied, and fairly present the consolidated assets, liabilities, results of operations and capital as at the dates thereof. The Delivered Financials reflect or provide for all fixed and contingent claims and debts and liabilities as of the dates thereof. There has not been any material adverse change of financial condition between the date of the most recent of the Delivered Financials and the date of this Agreement. To Borrower's actual knowledge, no fact or condition exists, is contemplated or threatened which may cause any such change at any time in the future.

     5.4(b) Except as shown on the Delivered Financials, to Borrower's actual knowledge, the Borrower has no other liabilities as of the date hereof which would materially and adversely affect its financial condition.

     5.4(c) To Borrower's actual knowledge, all books and records of account are materially accurate, complete and properly reflect all material transactions purported to be documented thereby.

     5.4(d) Borrower's assets, as valued on the December 31, 1998 balance sheet, exceed Borrower's known liabilities (including, without limitation, contingent liabilities). Borrower is paying its debts as they become due, and Borrower has capital and assets sufficient to carry on its business.

Section 5.5  Compliance with Law

     5.5(a) To Borrower's actual knowledge, the Borrower is, and at all times during the past has been, in compliance in all material respects with all laws, governmental rules and regulations applicable to its business and properties, including those relating to environmental protection.

     5.5(b) To Borrower's actual knowledge, the Borrower is, and at all times since Borrower acquired the Property has been, in compliance with all requirements of the Americans with Disabilities Act of 1990, 42 U.S.C. 12101 et seq., including, but not limited to, those regulations promulgated by the Architectural and Transportation Barrier Compliance Board at 36 CFR 1191 et seq., and by the Department of Justice at 28 CFR 36 et seq., to the extent applicable to the Property.

Section 5.6  No Adverse Restrictions

     The Borrower is not subject to any provision in the Operating Documents, any contract, mortgage, lease, judgment, court order, rule or regulation, or any other restriction of any kind which could materially and adversely affect its business and properties, the results of its operations or its ability to fulfill any obligations in this Agreement or in any document relating thereto. No material contract, instrument, understanding, judgment, statute, court order, rule or regulation to which it is a party or by which it is bound has been or will be violated or breached by the execution and performance of this Agreement.

Section 5.7  Taxes and Tax Returns

     5.7(a) The Borrower has filed all tax returns which were required to be filed as of the date of this Agreement.

     5.7(b) The provisions for taxes shown in the Delivered Financials are sufficient to satisfy all taxes due and all assessments received for all periods ended on or prior to the dates thereof.

     5.7(c) As of the date of this Agreement, no taxes are due from Borrower and no tax liabilities have been assessed or proposed against Borrower which either remain unpaid or are not otherwise provided for in the Delivered Financials.

     5.7(d) The Borrower is not aware of any basis upon which any assessment for a material amount of additional taxes can be made against it.

     5.7(e) The Borrower has not signed any extension agreement with the Internal Revenue Service or any governmental authority or given any waiver of a statute of limitations with respect to the payment of taxes.

     5.7(f) The results of any governmental examination or audit of tax returns are properly reflected in the Delivered Financials.

     5.7(g) All taxes which Borrower is required by law to withhold or collect (the "Withholding Taxes") have been duly withheld and collected. To the extent required, the Borrower has paid over the Withholding Taxes to the proper governmental authorities on a timely basis or has reflected them as a liability in the Delivered Financials.

Section 5.8  Title to Collateral

     The Borrower has good and marketable title to all of its tangible and intangible assets subject only to those liens, encumbrances, security interests, assignments, pledges, mortgages or leases set forth on the Delivered Financials. The Borrower has good and marketable title to the Collateral except for the security interest granted to Lender by the Borrower. None of the Collateral is or is about to become subject to any assignment, mortgage, pledge, lien, security interest, lease or encumbrance except as provided by virtue of the execution or performance of this Agreement.

Section 5.9  Use of Proceeds of the Loan

     5.9(a) The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System. The proceeds of the Loan are not intended by the Borrower to be used to purchase or carry any margin stock or to reduce or retire any indebtedness incurred for such purpose. If requested by Lender, the Borrower has furnished to Lender statements in conformity with the requirements of Federal Reserve Form U-1 referred to in Regulation U to the foregoing effect.

     5.9(b) The Borrower does not intend to apply the proceeds of the Loan directly or indirectly to the "acquisition" of "stock" of a "foreign issuer" or "debt obligation" of a "foreign obligor", as such terms are defined in the United States Interest Equalization Tax Act, or to take or permit any other action which would subject Lender to the tax imposed by said Act.

     5.9(c) The Borrower is not an "investment company", or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company", as such terms are defined in the Investment Company Act of 1940. The application of the proceeds and repayment thereof of the Loan by the Borrower and the performance of the transactions contemplated by this Agreement will not violate any provision of said Act, or any rule, regulation or order issued by the Securities and Exchange Commission thereunder.

Section 5.10  ERISA

     To Borrower's actual knowledge, Borrower is in compliance in all material respects with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the related provisions of the Internal Revenue Code, and with all regulations and published interpretations issued thereunder by the United States Treasury Department, the United States Department of Labor and the Pension Benefit Guaranty Corporation ("PBGC"). To Borrower's actual knowledge, neither a reportable event as defined in Section 4043 of ERISA, nor a prohibited transaction as defined in Section 406 of ERISA or Section 4975 of the Internal Revenue Code, has occurred and is continuing with respect to any employee benefit plan subject to ERISA established or maintained, or to which contributions have been or may be made, by Borrower or by any trade or business (whether or not incorporated) which together with Borrower would be treated as a single employer under Section 4001 of ERISA (any such trade or business being referred to as an "ERISA Affiliate," and any such employee benefit plan being referred to as a "Plan"). No notice of intention to terminate a Plan has been filed nor has any Plan been terminated; the PBGC has not instituted proceedings to terminate, or to appoint a trustee to administer, any Plan nor, to Borrower's actual knowledge, do circumstances exist that constitute grounds for any such proceedings; and neither Borrower nor any ERISA Affiliate has completely or partially withdrawn from any multi employer Plan described in Section 4001(a)
(3) of ERISA. To Borrower's actual knowledge, Borrower and each ERISA Affiliate has met the minimum funding standards under ERISA with respect to each of its Plans; no Plan of Borrower or of any ERISA Affiliate has an accumulated funding deficiency or waived funding deficiency within the meaning of ERISA; and no material liability to the PBGC under ERISA has been incurred by Borrower or any ERISA Affiliate.

Section 5.11  OSHA

     To Borrower's actual knowledge, Borrower has duly complied with, and its facilities, business, leaseholds, equipment and other property are in compliance in all material respects with, the provisions of the federal Occupational Safety and Health Act ("OSHA") and all rules and regulations thereunder and all similar state and local laws, rules and regulations; and there are no outstanding citations, notices or orders of non-compliance issued to Borrower or relating to its facilities, business, leaseholds, equipment or other property under any such law, rule or regulation.

Section 5.12  Inventory

     The value of Inventory reflected on the Delivered Financials is set at the lower of cost or market in accordance with generally accepted accounting principles consistently applied.

Section 5.13  Accounts Receivable

     To Borrower's actual knowledge, except for reserves as reflected in the Delivered Financials, all of the Accounts Receivable reflected in the latest Delivered Financials are collectible, are subject to no known counterclaims or setoffs of any nature whatsoever, and require no further action to constitute such accounts as due and owing by the account debtors. None of the Accounts Receivable includes any conditional sales, consignments or sales on any basis other than that of an absolute sale in the ordinary and usual course of business, except as otherwise noted. No agreement has been made under which any deductions or discounts may be claimed except regular discounts in the usual course of business.

Section 5.14  No Consents or Approvals Needed

     Under the state of the applicable law at the time of the signing of this Agreement, no approval, consent, authorization, or notice by or to any party, including a governmental entity, is required in connection with this Agreement and the consummation of the transactions and matters covered by this Agreement.

Section 5.15  Environmental Compliance

     5.15(a) To the Borrower's actual knowledge, to the extent that the Collateral or real or personal property owned or occupied by the Borrower in the State of New Jersey is or has been used to refine, produce, store, handle, transfer, process or transport hazardous substances, hazardous wastes, pollutants or other related substances as those terms are defined by New Jersey or federal law, the Borrower has complied with all applicable Environmental Laws.

     5.15(b) No friable asbestos or any substance containing asbestos deemed hazardous by federal or state regulations has been installed in the Collateral.

     5.15(c) To Borrower's actual knowledge, neither the Borrower nor the Collateral or real or personal property owned or occupied by the Borrower in the State of New Jersey are in violation of or subject to any existing, pending, or threatened investigation or inquiry or to any remedial obligations under any federal or state laws pertaining to health or the environment, including, but not limited to the Industrial Site Recovery Act f/k/a the Environmental Cleanup Responsibility Act ("ISRA") (N.J.S.A.13:1K-6 et seq., as amended), the Spill Compensation and Control Act (N.J.S.A.58:10 23.11 as amended), the Hazardous and Solid Waste Amendments of 1984 Pub. L98-616 (42 U.S.C. 699 et. seq., as amended); a certain statute adopted by New Jersey for registration of underground storage tanks (N.J.S.A.58:10-21 et seq.,), the Resource Conservation and Recovery Act (42 U.S.C. 6901 et. seq., as amended) and the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. 9601 et seq., as amended); (all such federal, state, county, municipal or other laws, ordinances or regulations are hereinafter collectively referred to as the "Environmental Laws"). To the actual knowledge of Borrower, there are no underground storage tanks located on any property occupied by the Borrower in the State of New Jersey.

     5.15(d) To the Borrower's actual knowledge, the Borrower has obtained all permits, licenses or similar authorizations to construct, occupy, operate or use any buildings, improvements, fixtures and equipment by reason of any Environmental Laws.

     5.15(e) To Borrower's actual knowledge, none of the Collateral or real or personal property owned or occupied by the Borrower in the State of New Jersey has, is now or is intended to be used as a major storage facility or for the operation of a hazardous substance or waste disposal facility as those terms are defined by any Environmental Laws.

     5.15(f) No lien or, to Borrower's actual knowledge, claim has been attached to or made against the Borrower, any revenues of the Borrower, the Collateral or any real or personal property owned or occupied by the Borrower in the State of New Jersey by the State of New Jersey or the federal government for damages or cleanup and removal costs, as those terms are defined by any Environmental Laws arising from an intentional or unintentional act or omission of it or any previous owner or operator of its real or personal property resulting in the releasing, spilling, pumping, pouring, emitting, emptying, discharging or dumping of hazardous substances, hazardous wastes, pollutants or other related substances as those terms are defined by any Environmental Laws.

     5.15(g) To the Borrower's actual knowledge, the Borrower has not taken any intentional or unintentional act or omission resulting in the releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging or dumping of hazardous substances, hazardous wastes, pollutants or related substances as those terms are defined by any Environmental Laws.

     5.15(h) The Borrower has provided an environmental report to Lender which is true, accurate and complete to the actual knowledge of Borrower.

     5.15(i) The Borrower has required that the seller of any real property located in the State of New Jersey acquired (either directly or indirectly, by such means as a stock transaction, for example) by the Borrower on or after January l, 1984 and all occupants of all real property owned by the Borrower since January 1, 1984 comply with the provisions of ISRA and have provided evidence of such compliance to Lender. To Borrower's actual knowledge, it has otherwise complied with ISRA, will not take or fail to take such action which would render its representations or covenants made in this Section to be untrue or incapable of performance, and has and will provide evidence of such compliance to Lender.

Section 5.16  Identification of the Borrower

     5.16(a) Schedule 1 annexed hereto sets forth a complete and accurate list of all names by which the Borrower is known or under which the Borrower is conducting business, including, without limitation, its fictitious names, alternate names and trade names.

     5.16(b) Schedule 1 annexed hereto sets forth a complete and accurate list of all offices and locations in the United States at which the Borrower conducts any of its business or operations, the locations of all Collateral and records relating to Collateral and the Borrower's chief executive office, if any.


     5.16(c) The Borrower has not, within the six (6) year period immediately preceding the effective date of this Agreement, changed its name, been the survivor of a merger or consolidation, or acquired all or substantially all of the assets of any person or entity except as otherwise set forth in Schedule 1.

     5.16(d) Except in the case of Osteotech, Inc., which is a publicly traded company, all of the issued and outstanding capital stock or other ownership interests of the Borrower are owned and registered as otherwise disclosed in the officers' certificates delivered contemporaneously herewith by or on behalf of the Borrower. Osteotech Investment Corporation, CAM Implants, Inc., Osteotech B.V., H.C. Implants, B.V., CAM Implants B.V., Osteotech/Cam Services B.V. and OST Developpement are Subsidiaries of Osteotech, Inc. A Subsidiary is defined as any entity of which the voting or ownership interests in an amount of 50% or more is/are owned or controlled by any Borrower or any party which subsequently executes a guaranty pursuant to this Agreement.

     5.16(e) Schedule 1 annexed hereto sets forth the Standard Industrial Classification Codes applicable to the properties and operations of Borrower.

Section 5.17  The Project

     The Project is to be constructed strictly in accordance with all applicable ordinances and statutes and in accordance with the requirements of all regulatory authorities having jurisdiction and in conformity with the requirements of the Board of Fire Underwriters or similar body. The Project is to be constructed entirely on the Property and does not encroach upon or overhang any easement or right-of-way nor upon the land of others, and the Project, when erected, is to be wholly within the building restriction lines however established and will not violate applicable use or other restrictions contained in prior conveyances, laws, zoning ordinances, codes, rules or regulations. The Project is intended to be made and completed using first-class materials in a good, substantial and workmanlike manner and will be equipped with first-class equipment.

Section 5.18  Duration and Effect of Representations and Warranties

     5.18(a) The representations and warranties made to Lender in this Article 5 are to be true, accurate and complete for the duration of the term of this Agreement.

     5.18(b) None of the representations, warranties or statements made to Lender in this Agreement or in any other agreement executed in connection with this Agreement or contemplated by this Agreement contain any untrue statement of a material fact, or omit to state a material fact necessary in order to make the statements made not misleading.

                         ARTICLE 6. COVENANTS TO LENDER

     In order to induce Lender to execute this Agreement, the Borrower makes the following affirmative covenants:

Section 6.1  Payment of Debt

     The Borrower is to pay all of its obligations, including the Debt to Lender, when due in accordance with such documents evidencing or documenting such obligations including but not limited to, this Agreement.

Section 6.2  Change of Financial Conditions

     Any and all future substantial and material adverse changes in the Borrower's consolidated financial condition are to be promptly brought to the attention of Lender.

Section 6.3  Litigation

     The Borrower is to promptly notify Lender if any lawsuits, losses, claims, judicial proceedings, investigations, complaints, notices, or citations including but not limited to, those relating to occupational health, safety, or environmental protection, are pending or threatened against the Borrower which exceed applicable insurance coverage.

Section 6.4  Organization and Standing

     The Borrower is to continue to be duly licensed or qualified to do business in each jurisdiction in which qualification is required by law except where the failure to do so would not have a material adverse effect on the Borrower, and to continue to be in good standing and to preserve legal existence.

Section 6.5  Compliance with Law


     The Borrower is to comply in all material respects with all laws, governmental rules and regulations applicable to its business and properties, including, but not limited to, ERISA, OSHA and Environmental Laws. At any time while any amount is outstanding under Loan II or Loan III, Lender has the right to enter, during normal business hours, onto the Property, upon 72 hours' prior written notice, and cause such tests, inspections, and/or procedures to be conducted by a professional engineering firm or others for the purpose of ensuring compliance with all Environmental Laws and rules, and having the Property certified to the Lender as such. Without limitation of Lender's rights, while any amount under Loan II or Loan III is outstanding, Lender has the right, but not the obligation, to enter, during normal business hours, onto the Property, upon 72 hours' prior written notice, to take such other actions as it deems reasonably necessary or advisable to test, cleanup, remove, resolve, or minimize the impact of, or otherwise deal with, any environmental condition which, in the sole reasonable opinion of the Lender, could jeopardize or affect its Collateral. All costs and expenses incurred by the Lender in the reasonable exercise of any such rights is secured by the Collateral and is payable on demand. In the event that asbestos exists in the Collateral or is found by the Borrower or any other person or entity at any time to exist in the Collateral, the Borrower is to (1) promptly notify Lender that the asbestos exists or has been discovered, (2) obtain a written estimate and report from an environmental firm acceptable to Lender of the cost of the removal of the asbestos and the manner in which it should be removed, which removal procedure is to be satisfactory to Lender, (3) deposit with Lender in escrow an amount equal to the cost of such removal and (4) diligently pursue the removal of the asbestos. The amount held in escrow will be released by Lender upon (a) delivery to Lender of evidence satisfactory to Lender that the applicable laws, rules and regulations have been complied with in connection with such removal and disposal, and (b) inspection of the completed work by Lender's engineer (at Borrower's expense) and a determination by said engineer that the removal has been handled in a satisfactory manner. Lender acknowledges that Borrower produces medical products and as such is part of a highly regulated industry and that access to Borrower's clean rooms and other parts of the Property is restricted (the "Restricted Locations") by Borrower's policies and procedures. Lender acknowledges that it will not have access to such Restricted Locations. After a Default, and upon 72 hours' prior written notice, Lender will be allowed access to enter the
Restricted Locations provided that Lender complies with the Borrower's established standard operating procedures (then in effect and then made known to Lender by Borrower) with respect to access to such Restricted Locations. The actions exercisable by Lender prior to Default pursuant to this Section will be conducted in a manner reasonably designed to interfere as little as possible with the operation of the Borrower's business. The actions exercisable by Lender following Default pursuant to this Section will be conducted in a commercially reasonable manner in all respects.

Section 6.6  Taxes

     Borrower is to make due and timely payment of all Federal, State and local taxes and assessments required by law and to execute and deliver to Lender, on demand, appropriate certificates attesting to the payment or deposit of any such taxes or assessments.

Section 6.7  Reports

     Osteotech, Inc. is to provide to Lender, in form and substance reasonably satisfactory to Lender:

     6.7(a) As soon as available, but in no event later than ninety (90) days after the end of each fiscal year of Osteotech, Inc., a consolidated balance sheet of Osteotech, Inc. and its Subsidiaries as of the end of such year and statements of income, cash flows and changes in stockholders' equity for such year (all in reasonable detail and with all notes and supporting schedules), audited by a "Big Five" accounting firm or other independent certified public accountant satisfactory to Lender, and attested to by the Chief Financial Officer or Treasurer of Osteotech, Inc., as presenting fairly the financial condition of Osteotech, Inc. and its Subsidiaries as of the dates and for the periods indicated and as having been prepared in accordance with generally accepted accounting principles consistently applied, except as may be otherwise disclosed in such financial statements or the notes thereto; together with a consolidating and consolidated balance sheet as of the end of such year and statements of income, cash flows and changes in stockholders' equity for such year (all in reasonable detail and with all notes and supporting schedules), prepared by the Chief Financial Officer of Osteotech, Inc., and attested to by the Chief Financial Officer or Treasurer of Osteotech, Inc.

     6.7(b) As soon as available, but in no event later than forty-five (45) days after the end of the first, second and third quarterly fiscal periods of Osteotech, Inc., a consolidating and consolidated balance sheet of Osteotech, Inc. and its Subsidiaries as of the end of such period and statements of income, cash flows and changes in stockholders' equity for such period commencing at the end of the previous fiscal year and ending with the end of such period (all in reasonable detail and with all notes and supporting schedules), prepared by the Chief Financial Officer of Osteotech, Inc. and attested to by the Chief Financial Officer or Treasurer of Osteotech, Inc.

     6.7(c) Upon submission of the financial statements and information provided by Sections 6.7(a) and 6.7(b) hereof:

     (A) Certificates of insurance for all policies of insurance to be maintained pursuant to this Agreement at the times provided by Section 6.7(a);

     (B) An estoppel certificate executed by an authorized representative of Borrower indicating that there then exists no Default and no event which, with the giving of notice or lapse of time, or both, would constitute an event of default under any material agreement to which it is a party at the times provided by Section 6.7(b);

     (C) Lender's form of Compliance Certificate completed by Borrower at the times provided by Section 6.7(b) in the form attached as Exhibit "F";

     (D) An accountant's reliance letter confirming that the Lender may rely upon the financial information submitted at the times provided by Section 6.7(a).

     6.7(d) Promptly after preparation or receipt:

     (A) Copies of any statement or report furnished by Osteotech, Inc. to any other party pursuant to the terms of any indenture, loan, or credit or similar agreement and not otherwise required to be furnished to Lender pursuant to this Agreement; and

     (B) Copies of all proxy statements, financial statements, and reports which Osteotech, Inc. sends to stockholders or owners, and copies of all regular, periodic, and special reports, and all registration statements which Borrower files with any national securities exchange or regulatory agency.

Section 6.8  Access to Records and Property

     Not more than once per calendar year in the absence of a Default, upon 72 hours' prior written request by Lender (which request need not be given in the event of a Default, but which request will include the identity of the auditor selected by Lender), Borrower is to give any representatives of Lender or an independent audit firm selected by Lender access during normal business hours to examine, audit, copy or make extracts from, any and all books, records and documents in its possession relating to its affairs and the Collateral. Lender acknowledges that Borrower produces medical products and as such is part of a highly regulated industry and that access to Borrower's clean rooms and other parts of the Property is restricted (the "Restricted Locations") by Borrower's policies and procedures. Lender acknowledges that it will not have access to such Restricted Locations. After a Default, and upon 72 hours' prior written notice, Lender will be allowed access to enter the Restricted Locations provided that Lender complies with the Borrower's established standard operating procedures (then in effect and then made known to Lender by Borrower) with respect to access to such Restricted Locations. Lender and any such audit firm must keep confidential any documents or information of a confidential nature obtained pursuant to the provisions hereof. The actions exercisable by Lender prior to Default pursuant to this Section will be conducted in a manner reasonably designed to interfere as little as possible with the operation of the Borrower's business. The actions exercisable by Lender following Default pursuant to this Section will be conducted in a commercially reasonable manner in all respects.


Section 6.9  Preservation of Title to Collateral

     The Borrower is to immediately notify Lender of any material loss or damage to, or any occurrence which would adversely affect the security interest of Lender in and to the Collateral. The Collateral is to be free and clear of all assignments, mortgages, pledges, liens, security interests, leases, or encumbrances except in favor of Lender and except as otherwise provided herein. The security interest held by CryoLife, Inc. as to Patent #5,333,626 filed December 31, 1991 is to be discharged and evidence thereof provided by the Borrower to Lender within six (6) months of the effective date of this Agreement. The Borrower is to continue to maintain good and marketable title to the Collateral, at the sole expense of the Borrower.

Section 6.10  Financial Records and Location of Collateral


     The Borrower is to maintain true, materially accurate and complete books, records, and accounts of its business affairs in accordance with generally accepted accounting principles consistently applied in the Borrower's respective country of organization. The Borrower is to keep accurate records of the Collateral, which records are at all times to be physically located at the address of the Borrower set forth on Schedule 1. All Collateral is to be physically located at the chief executive office of the Borrower set forth on
Schedule 1, unless otherwise agreed by Lender and documented to the satisfaction of Lender.

Section 6.11  Condition of Buildings and Collateral

     All Collateral is to be used solely by the Borrower in connection with its business. The Borrower is to maintain the Collateral and it is to maintain the Property and all buildings, plants, improvements and structures thereon in good condition and repair, ordinary wear and tear excepted, and in compliance with all zoning laws, ordinances, and regulations of governmental authorities having jurisdiction.

Section 6.12  Insurance

     6.12(a) The Borrower is to maintain in full force and effect on the Collateral (and on all of its other assets, if requested by Lender), the following insurance:

     (i) Comprehensive general public liability insurance (including, but not limited to, product liability insurance) in an amount not less than $10,000,000.00 in the aggregate and $3,000,000.00 per occurrence;

     (ii) "All-Risk" coverage policy of fire, pilferage, theft, burglary, loss in transit, title and extended coverage hazard insurance (together with vandalism and malicious mischief endorsements) in an aggregate amount not less than the outstanding principal amount of Loan II and Loan III in the aggregate;

     (iii) If the Collateral is required to be insured pursuant to the Flood Disaster Protection Act of 1973 or the National Flood Insurance Act of 1968, and the regulations promulgated thereunder, flood insurance in an amount not less than the outstanding principal balance of the Loan or the maximum limit of coverage available, whichever amount is less;

     (iv) Business interruption and/or loss of rental insurance sufficient to pay, during the period of interruption or loss, normal operating expenses in connection with the Collateral; and

     (v) Boiler and machinery insurance covering vessels, air tanks, boilers, machinery, pressure piping, heating, air conditioning and elevator equipment in such amounts as Lender reasonably requires from time to time, provided that such equipment is part of the Collateral.

     6.12(b) Each insurance policy required under this Section is to be written by insurance companies authorized or licensed to do business in New Jersey having an Alfred M. Best Company, Inc. rating of A+ or higher and a financial size category of not less than VII, and is to be on such forms and written by such companies as reasonably approved by Lender.

     6.12(c) Each insurance policy required under Sections 6.12(a)(i)(ii)(iii) and (v) providing insurance against loss or damage to property is to be written or endorsed so as to (i) contain a New Jersey standard mortgagee, secured party, or loss payee endorsement, as the case may be, or its equivalent, and (ii) make all losses payable directly to the Lender, without contribution.

     6.12(d) Each insurance policy required under this Section providing public liability coverage is to be written and endorsed so as to name the Lender as an additional insured, as its interest may appear.

     6.12(e) Each insurance policy required under this Section is to contain a provision to the effect that such policy is not to be canceled, altered or in any way limited in coverage or reduced in amount unless the Lender is notified in writing at least thirty (30) days prior to such change. At least thirty (30) days prior to the expiration of any such policy, the Borrower is to furnish evidence satisfactory to the Lender that such policy has been renewed or replaced or is no longer required by this Section.

     6.12(f) Each insurance policy required under this Section (except flood insurance written under the federal flood insurance program) is to contain an endorsement by the insurer that any loss is to be payable to Lender, as its interest may appear, in accordance with the terms of such policy notwithstanding any act or negligence or breach of any warranty of or by the Borrower which might otherwise result in forfeiture of said insurance and the further agreement of the insurer waiving all rights of setoff, counterclaim, deduction or subrogation against the Borrower (so as not to interfere with Lender's rights).

     6.12(g) In the event of loss or damage to the Collateral, the proceeds of any insurance provided hereunder is to be applied as set forth in this Section; in the event of a public liability claim, the proceeds of any insurance provided hereunder is to be applied toward extinguishing or satisfying the liability and expense incurred in connection therewith.

     6.12(h) The Borrower is not to take out any separate or additional insurance with respect to the Collateral which is contributing in the event of loss unless it is properly compatible with all of the requirements of this Section.

     6.12(i) The Borrower is to pay the premiums on the policies therefor as they become payable, and is to deliver to Lender such policies, with standard clauses in favor of Lender attached.

     6.12(j) Each insurance policy required under this Section is to be written and endorsed to provide that the intentional actions of Borrower are not to affect the insurable interest of Lender or prevent payment of the proceeds of the policy to Lender.

     6.12(k) Lender is entitled to receive all insurance proceeds payable with respect to the damage or loss of the Collateral up to the amount of any outstanding Debt secured by such Collateral. In the absence of Default, Lender is to use any such insurance proceeds in an amount up to $5,000,000.00 in the aggregate to first reimburse Borrower for the cost of replacement or repair of the Collateral. In the event Lender receives insurance proceeds in excess of $5,000,000.00, Lender has the option to apply said excess proceeds to either the cost of replacement or repair of the Collateral or on account of the Debt; provided, however, Borrower shall not be subject to any prepayment penalty for amounts of the Debt paid down pursuant to Lender's receipt of insurance proceeds. Any such excess proceeds not used by Lender as herein provided are to be paid promptly to Borrower.

     6.12(l) In no event is Lender required either to (i) ascertain the existence of or examine any insurance policy, or (ii) advise Borrower in the event such insurance coverage does not comply with the requirements of this Agreement.

Section 6.13 Payment of Proceeds

     Upon receipt of any or all proceeds of the Collateral, the Borrower is to pay such proceeds directly to Lender; whereupon Lender is to discharge its security interests to the extent of the Collateral whose proceeds have been received by Lender. Nothing in this Section is intended to prohibit the Borrower from retiring any Collateral following the expiration of any applicable useful life thereof.

Section 6.14  Further Assurances

     The Borrower is to execute such further instruments and documents, including Uniform Commercial Code financing statements, as may be requested by Lender in order to render effective the terms and conditions of this Agreement. Any such Uniform Commercial Code financing statements are to be filed in such locations as Lender may require, at Borrower's sole expense. If requested, the Borrower is to provide Lender with satisfactory evidence of such filing(s) prior to any advance under the Loan. The Borrower is to provide Lender with satisfactory evidence that any common law or statutory liens affecting any of the Collateral, including, but not limited to landlords lien, materialman's lien, or liens under the New Jersey Construction Lien Law have been discharged and removed of record prior to any advance under the Loan. The Borrower is to cause each Subsidiary hereafter formed to execute Lender's form of unlimited unconditional guaranty of payment of the Debt, as a guarantor, and to otherwise agree in writing (a) that the terms and conditions of this Agreement apply to such guarantor as if such guarantor were a "Borrower" and (b) that the guarantor otherwise consents to the terms of this Agreement. The form of such unlimited unconditional guaranty of payment is attached hereto as Exhibit "G."

Section 6.15  Fees

     6.15(a) Unused Facility Fee. If, for any quarter during the term of this Agreement, the average daily unpaid balance of the outstanding advances made pursuant to Loan I for each day of such quarter does not equal the maximum amount of Loan I, then Borrower is to pay to Lender a fee at a rate equal to one-quarter of one percent (1/4%) per annum on the amount by which such maximum exceeds such average daily unpaid balance. Such fee is payable to Lender in arrears on the last day of each quarter.

     6.15(b) Commitment Fee. The Borrower is to pay to Lender a fee of one-half of one percent (1/2%) of the amount of Loan II and one-quarter of one percent (1/4%) of the amount of Loan III due and payable as of the date hereof.

Section 6.16  Duration of Covenants

     The covenants made in this Article 6 are to be true, accurate and complete as of the effective date of this Agreement and are to be true, accurate and complete for the duration of the term of this Agreement.


                         ARTICLE 7. COVENANTS TO LENDER
                        REGARDING PROHIBITED TRANSACTIONS

     In order to induce Lender to execute this Agreement, the Borrower makes the following negative covenants:

Section 7.1  Merger or Consolidation

     The Borrower is not to merge with, consolidate with, or be acquired by any other unrelated corporation, partnership, or entity where the Borrower is not the surviving entity, without the prior written consent of Lender; if the Borrower intends to purchase all or substantially all of the assets or stock of any other corporation, partnership, or entity, the

     Borrower must first provide notice to Lender and execute such additional documents as Lender may reasonably require, in accordance with Section 6.14 of this Agreement, to maintain and apply the terms of this Agreement thereto.


Section 7.2  Sale of Assets

     Except in the ordinary course of Borrower's business, Borrower is not to sell, transfer or encumber any of its material property or assets necessary to operate or conduct business, other than Collateral, unless the Borrower provides prior written notice thereof to Lender.

Section 7.3  Other Liens

     During such time as either (a) any amount remains outstanding on Loan I or the agreement of Lender to lend thereunder has not been terminated pursuant to the terms thereof or (b) there then exists a Default, Osteotech, Inc., Osteotech Investment Corporation and CAM Implants, Inc. are not to incur, create or permit to exist any mortgage, assignment, pledge, hypothecation, security interest, lien or other encumbrance on any of their property or assets, including, but not limited to, the items on Exhibit "A," whether now owned or hereafter acquired, except (a) liens for taxes not delinquent; (b) those liens in favor of Lender created by this Agreement and related documents; (c) those liens, such as carrier, warehousemen, unemployment, worker's compensation, or retirement liens arising by operation of law in the ordinary course of business; (d) easements, rights-of-way, restrictions and other similar encumbrances which, in the aggregate, do not materially interfere with the use or occupation of those properties or assets; and (e) purchase money security interests in specific assets of the Borrower acquired by the liabilities incurred and permitted in
Section 7.4(c); and (f) liens on property or assets of any entity existing at the time such entity is merged with or into or consolidated with the Borrower pursuant to Section 7.1 provided such liens were in existence prior to such merger or consolidation. In the event that (a) Loan I has been paid in full and the agreement of Lender to lend thereunder has been terminated pursuant to the terms thereof and (b) in the absence of Default, the provisions of this Section apply thereafter only to the Collateral.

Section 7.4  Other Liabilities

     During such time as either (a) any amount remains outstanding on Loan I or the agreement of Lender to lend thereunder has not been terminated pursuant to the terms thereof or (b) there then exists a Default, Osteotech, Inc., Osteotech Investment Corporation and CAM Implants, Inc. are not to incur, create, assume or permit to exist any indebtedness or liability to any financial institution on account of either borrowed money, the deferred purchase price of property, or the capital lease of assets or property for the conduct of business except (a) the Debt to Lender; (b) indebtedness subordinated to payment of the Debt on terms approved by Lender in writing; (c) those liabilities otherwise incurred to financial institutions in an amount in the aggregate less than $500,000.00; or
(d) those leases already in effect as of the effective date of this Agreement as disclosed in the Delivered Financials.


Section 7.5  Guaranties

     The Borrower is not to assume, guarantee, endorse, contingently agree to purchase or otherwise become liable upon the obligation of any unrelated person, firm or entity except (a) by the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; or (b) contingent obligations under letters of credit in the ordinary course of business for the purchase of merchandise for resale.

Section 7.6  Loans or Investments

     The Borrower is not to make any advances or loans in excess of $50,000.00 in the aggregate to any unrelated entity if there then exists a Default or any amount outstanding on Loan I without the prior written consent of Lender.

Section 7.7 Sale of Collateral

     The Borrower is not to sell, conditionally sell, sell on approval, consign, lease, transfer, remove from its premises set forth on Schedule 1 or otherwise dispose of any Collateral except Collateral identified on Exhibit "B"(iii) in the ordinary course of business or due to ordinary wear and tear and unless the Borrower promptly delivers the proceeds or other value (if any) received by the Borrower to Lender to reduce the amount of the Debt.

Section 7.8  No Future Adverse Restrictions

     The Borrower is not to change its Operating Documents or execute any contract, mortgage, lease or other agreement which could be unduly burdensome or materially and adversely affect its business and properties, the results of its operations, or its ability to perform according to this Agreement or related documents.

Section 7.9  Change of Location or Name

     The Borrower is not to change the place where its books and records are maintained, change its name, change the nature of its business in any material respect, or transact business under any other name unless it first executes such documents reasonably requested by Lender to preserve Lender's interests hereunder.

Section 7.10  Change of Accounting Practices

     The Borrower is not to change its present accounting principles or practices in any material respect, except as may be required by changes in generally accepted accounting principles or as business circumstances, laws or regulations may require.

Section 7.11 Inconsistent Agreement

     The Borrower is not to enter into any agreement containing any provision that would be violated by the performance of Borrower's obligations under this Agreement or under any document delivered or to be delivered by it in connection therewith.

Section 7.12  Working Capital

     Osteotech, Inc. is not to cause or permit the Working Capital of Osteotech, Inc. and its Subsidiaries to be less than $18,000,000.00, the term Working Capital means, as of the time of any determination thereof, the amount determined in accordance with generally accepted accounting principles, applied on a consistent basis, by which the current assets of Osteotech, Inc. and its Subsidiaries exceed the current liabilities. The term "current assets" is to be determined in accordance with generally accepted accounting principles consistently applied and includes cash and liquid investments on hand, prepaid items, Accounts Receivable and Inventory at not in excess of cost or current market value (whichever is lower); all after deduction of adequate and necessary reserves. The term "current liabilities" is to be determined in accordance with generally accepted accounting principles consistently applied and includes all indebtedness payable within one year from the date of determination. The term "indebtedness" is to be determined in accordance with generally accepted accounting principles consistently applied and includes all items which should be and are included on the balance sheet in determining total liabilities whether demand, installment, contingent, secured, unsecured, guaranteed, endorsed or assumed.

Section 7.13  Current Ratio

     Osteotech, Inc. is not to cause or permit the ratio of the current assets of Osteotech, Inc. and its Subsidiaries to the current liabilities to be less than 2:1. The terms "current assets" and "current liabilities" have the meanings set forth in Section 7.12.

Section 7.14  Indebtedness  to Tangible Net Worth Ratio

     Osteotech, Inc. is not to cause or permit the ratio of the indebtedness of Osteotech, Inc. and its Subsidiaries to the tangible net worth to be greater than 1.25:1. The term "tangible net worth" meaning, as of the time of any determination thereof, the difference between (a) the sum of (i) the par value (or value stated on the books of Osteotech, Inc. and its Subsidiaries) of the capital stock of all classes of Osteotech, Inc. and its Subsidiaries, plus (or minus in the case of a deficit) (ii) the amount of a surplus, whether capital or earned, less (b) the sum of treasury stock, unamortized debt discount and expense, good will, trademarks, trade names, patents, deferred charges, leasehold improvements and other intangible assets, and any write-up of the value of any assets, all determined in accordance with generally accepted accounting principles consistently applied.

Section 7.15  EBITDA Ratio

     Osteotech, Inc. is not to cause or permit the ratio of earnings before interest, taxes, depreciation and amortization ("EBITDA") of Osteotech, Inc. and its Subsidiaries to scheduled principal payments, actual interest and dividends paid during the prior fiscal year by Osteotech, Inc. and its Subsidiaries to be less than 1.5:1 as of the time of any determination thereof in accordance with generally accepted accounting principles consistently applied.

Section 7.16  No Violations of Environmental Statutes

     The Borrower is not to cause or permit to exist a releasing, spilling, leaking, pumping, emitting, pouring, emptying, discharging, or dumping of a hazardous substance, hazardous waste, pollutant or related substance as those terms are defined by any Environmental Laws, whether or not resulting in a lien or claim being attached or made against them for damages or cleanup costs by the State of New Jersey or the Federal government.

Section 7.17  Violation of Representations, Warranties and Covenants

     The Borrower is not to take any action or omit to take any action which could render any of its representations, warranties or covenants to be untrue or incapable of performance.

Section 7.18  Year 2000 Compatibility

     To Borrower's actual knowledge, (i) the hardware and software utilized by Borrower are designed to be used prior to, during and after calendar year 2000 A.D. and such hardware and software will operate during each such time period without error relating to date data, specifically including any error relating to, or the conduct of, date data which represents or references different centuries or more than one century, (ii) the hardware and software utilized by Borrower will not abnormally end or provide invalid or incorrect results as a result of date data, and (iii) the hardware and software utilized by Borrower have been designed to ensure year 2000 A.D. compatibility, including date data, century recognition, leap year, calculations which accommodate same century and multi-century formulas and date values, and date data interface values that reflect the century.

Section 7.19  Duration of Covenants Regarding Prohibited Transactions

     The covenants made in this Article 7 are to remain in effect for the duration of the term of this Agreement.


              ARTICLE 8. MISCELLANEOUS RIGHTS AND DUTIES OF LENDER

Section 8.1  Charges Against Credit Balances

     Lender, without notice, in its sole and absolute discretion following Default, may charge and withdraw from any credit balance which Borrower may then have with Lender or any affiliate of the Lender, any amount(s) which become due to Lender or which are otherwise expended or advanced by Lender under this Agreement.

Section 8.2  Collections; Modification of Terms

     At any time following Default, Lender may, in its sole and absolute discretion, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromises it deems desirable, or otherwise modify the terms or rights of the Borrower with respect to any of the Collateral without notice and without otherwise discharging or affecting the Debt.

Section 8.3  Uniform Commercial Code

     At all times prior to and following Default, Lender is entitled to all the rights and remedies of a secured party under the Uniform Commercial Code as enacted in New Jersey and any other jurisdiction where Collateral is located.

Section 8.4  Preservation of Collateral

     At all times prior to and following Default, Lender may take any and all action which, in its sole and absolute discretion, is necessary and proper to preserve the Collateral, or Lender's interests under this Agreement, including without limitation, those duties of the Borrower imposed by this Agreement. Any sums so expended by Lender are to be secured by the Collateral and added to the Debt. Such sums are to be payable on demand with interest at the highest interest rate set forth in this Agreement until repaid by Borrower. Lender may also demand that escrow accounts be established to fund anticipated future expenditures in the event of Default.

Section 8.5  Power of Attorney

     Lender is hereby irrevocably appointed by Borrower as its lawful attorney and agent in fact to execute financing statements and other documents and agreements as Lender may deem reasonably necessary for the purpose of perfecting any security interests, mortgages or liens contemplated by this Agreement. All acts by Lender or its designee are hereby ratified and approved, and neither
Lender, nor its designee, is to be liable for any acts of omission or commission, or for any error of judgment or mistake. The powers of attorney granted to Lender in this Agreement are coupled with an interest and are irrevocable during the term of this Agreement. Whenever Lender deems it desirable that any legal action be instituted with respect to any Collateral or that any other extraordinary action be taken in an attempt to effectuate collection of any Collateral, Lender may reassign the item in question to the Borrower (without recourse to Lender) and require the Borrower to proceed with such legal or other action, at the Borrower's sole liability, cost and expense, in which event all amounts collected by the Borrower on such items are to, nevertheless, be treated as proceeds of Collateral.


                               ARTICLE 9. DEFAULT

Section 9.1  Definition of Default

     The Borrower is in default and the Debt becomes immediately due and payable, without notice except as otherwise expressly herein provided, at the option of Lender upon the occurrence of any or all of the following events, circumstances or determinations ("Default"):

     9.1(a) Upon the failure of the Borrower to pay, when due, all or any part of Debt as set forth in any instrument, document, or agreement evidencing the Debt executed between the Borrower and Lender within seven (7) days of the sending by Lender of written notice of delinquency;

     9.1(b) Upon the failure of the Borrower to observe or perform any covenant, term or condition required by this Agreement or by any other instrument, document or agreement related thereto executed by the Borrower and Lender within seven (7) days of the sending by Lender of written notice of said failure;

     9.1(c) Upon the occurrence of any event of default as defined with reference to any other indebtedness of the Borrower to any third parties so that the holder of such indebtedness declares such indebtedness due prior to its date of maturity;

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

     9.1(d) Upon any material breach of representation, warranty or disclosure by the Borrower set forth in this Agreement or any other document executed in connection with the Loan, or if any such representation, warranty or covenant is no longer true or capable of performance;

     9.1(e) Upon the submission to Lender of any materially false or fraudulent statement by the Borrower in connection with the execution of this Agreement;

     9.1(f) Upon the liquidation of any Borrower; except that Osteotech, Inc. may liquidate CAM Implants, Inc., a Colorado corporation, upon ten (10) days' prior notice to Lender;

     9.1(g) Upon the commencement by or as to the Borrower, of any insolvency proceedings, bankruptcy proceedings, reorganization proceedings, assignment for the benefit of creditors, or proceedings of like character, or the appointment of a receiver, custodian or trustee as to any or all assets of the Borrower; or if any of the foregoing is instituted against the Borrower, and it is not dismissed within thirty (30) days following the institution or initiation thereof;

     9.1(h) Upon the occurrence of any event of default otherwise defined in any separate instrument, document, or agreement existing now or in the future executed by the Borrower and Lender;

     9.1(i) Upon the entry of any judgment against the Borrower in excess of $200,000.00, individually or in the aggregate, which remains unpaid, undischarged, unsatisfied, unbonded, not made subject to an appeal and bonded on terms reasonably acceptable to Lender, or undismissed following thirty (30) days after entry;

     9.1(j) Upon the event that any or all of the assets of the Borrower, including, but not limited to the Collateral having a value in excess of $200,000.00, is/are attached, distrained, levied upon or made subject to any involuntary lien or involuntary security interest which are not discharged or removed following forty-five (45) days after attachment, distraint or levy, or otherwise contested in good faith on terms and conditions reasonably satisfactory to Lender;

     9.1(k) Upon the event that any indorser or guarantor is determined, or seeks to determine that it is to be no longer liable for its obligations as contemplated by this Agreement or related documents;

     9.1(l) Upon any indictment, charge or proceeding filed or commenced, whether criminal or civil, pursuant to Federal or State law against Borrower for which forfeiture of any of the property or assets of Borrower is a penalty;

     9.1(m) Upon the event that Borrower (a) becomes unable or fails to pay its debts generally as they become due, (b) admits in writing its inability to pay its debts, or (c) proposes or makes a composition agreement with creditors, a general assignment for the benefit of creditors, or a bulk sale;

     9.1(n) In the event that,  with  respect to any Plan (as defined in Section
     5.10 of this Agreement), there occurs or exists any of the events or conditions described in the following clauses (a) through (h) and such event or condition, together with all like events or conditions, could in the opinion of Lender subject Borrower to any tax, penalty or other liability that might, singly or in the aggregate, have a material adverse effect on the financial condition or the properties or operations of Borrower:(a) a reportable event as defined in Section 4043 of ERISA, (b) a prohibited transaction as defined in Section 406 of ERISA or Section 4975 of the Internal Revenue Code, (c) termination of the Plan or filing of notice of intention to terminate, (d) institution by the Pension Benefit Guaranty Corporation of proceedings to terminate, or to appoint a trustee to administer, the Plan, or circumstances that constitute grounds for any such proceedings, (e) complete or partial withdrawal from a multi employer Plan, or the reorganization, insolvency or termination of a multi employer Plan, (f) an accumulated funding deficiency within the meaning of ERISA,
     (g) violation of the reporting, disclosure or fiduciary responsibility requirements of ERISA or the Internal Revenue Code, or (h) any act or condition which could result in direct, indirect or contingent liability to any Plan or the Pension Benefit Guaranty Corporation;

     9.1(o) Upon the loss of any governmental license or permit which materially adversely affects the operation of the business operated or to be operated on the Property;

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

     9.1(p) Upon the submission hereafter of any written representation, warranty or disclosure made to the Lender by the chief financial officer, chief executive officer, or vice president-finance of the Borrower which proves to be materially false or misleading as of the date when made, whether or not such representation or disclosure appears in this Agreement or in any other loan document executed in connection with the Loan; or

     9.1(q) Upon the failure by the Borrower to complete the Project and to obtain a permanent and unconditional certificate of occupancy for all buildings to be constructed as part of the Project on or before eighteen
     (18) months following the date hereof.


                   ARTICLE 10. REMEDIES OF LENDER UPON DEFAULT

Section 10.1  Rights of Lender

     Upon the occurrence of any event constituting Default, Lender has the right, without notice:

     10.1(a) Collection - To institute legal proceedings for collection of the Debt against the Borrower, all of which becomes immediately payable;

     10.1(b) Completion of Project - To enter the Property and complete construction of the Project and employ such persons in connection therewith and take whatever other action which may be necessary or desirable, in the opinion of Lender, to complete all or part of the Project. All sums so expended by Lender are secured as part of the Debt. It is understood that the Lender is under no obligation to complete the construction of the Project. For this purpose, Borrower hereby constitutes and appoints Lender as its true and lawful attorney-in-fact with full power of substitution in the Property to complete the Project in the name of Borrower;

     10.1(c) Accounts - To charge and withdraw from any credit balance which the Borrower may then have with Lender or with any affiliate of Lender, such amounts as may be necessary to satisfy the Debt;

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

     10.1(d) Existing Commitments - To terminate and cancel any existing commitment to the Borrower for a line of credit, loan, or balance of the Loan;

     10.1(e) Assembly of Collateral - To seize the Collateral or to require the Borrower to assemble the Collateral without need for Lender to post a bond or security, and make it available at a Lender designated place for sale, lease, or other disposition by Lender (and to Lender, if a public sale) to satisfy the Debt without any right of Borrower to adjourn such sale;

     10.1(f) Tax Notification - To sign the name of Borrower upon any local, state or federal agency information release form including, but not limited to, Tax Information Authorization Form 8821 of the Internal Revenue Service; or

     10.1(g) Cumulative Rights - To exercise all rights and remedies set forth in this Agreement or otherwise provided by law or other agreement (whether or not referred to in this Agreement) on a cumulative basis and in any order selected by Lender.

Section 10.2  Application of Proceeds of Disposition of Collateral

     The proceeds of any sale, lease, or disposition of the Collateral are to be applied to satisfy the following items defined in this Agreement in the following order:

     10.2(a) First, toward expenses in preserving interests of Lender, expenses in realizing upon security interest, and expenses of Lender in enforcing and defending rights as defined in this Agreement in Article 2 or as otherwise defined and applied in the Mortgage.

     10.2(b) Second, on account of the Loan or any other Debt or obligations secured pursuant to this Agreement.

Section 10.3  Redemption of Collateral

     In the event that the Borrower may elect to redeem any or all of the Collateral prior to the sale, lease, or other disposition by Lender, the Borrower is to pay to Lender, in full, the Loan and that additional part of the Debt that Lender requires in accordance with this Agreement.

Section 10.4  Notice of Disposition of Collateral

     Unless the Collateral is perishable, threatens to decline speedily in value, or is of a type customarily sold on a recognized market (as defined in Article 9 of the Uniform Commercial Code), Lender is to give reasonable notice of the time and place of any public sale, lease, or other disposition of the Collateral or of the time after which any private sale or other intended disposition of the Collateral is to be made. Reasonable notice is to be deemed three (3) days. The requirements of notice are to be met if such notice is sent pursuant to this Agreement.

Section 10.5  Marshaling of Assets

     Lender has no obligation whatsoever to proceed first against any of the Collateral or any guarantor before proceeding against any other of the Collateral. It is expressly understood and agreed that all of such Collateral stands as equal security for the Debt and that Lender has the right to proceed against or sell any/or all of the Collateral or other collateral in any order as Lender, in its sole discretion, determines.


                      ARTICLE 11. MISCELLANEOUS PROVISIONS

Section 11.1  Binding Effect

     This Agreement is binding upon, inures to the benefit of and is enforceable by the heirs, personal representatives, successors and assigns of the parties. This Agreement is not assignable by the Borrower without the prior written consent of Lender. Lender may, without notice or consent of Borrower, transfer or assign all or part of its rights or interests hereunder to any third party.


Section 11.2  Non Waiver

     Neither a course of dealing, nor a failure or delay on the part of Lender, successors and assigns, in the exercise of any right, power, or privilege is to operate as a waiver. A partial exercise of any right, power, or privilege by Lender is not to preclude any further right, power, or privilege, nor be deemed a waiver. Any waiver or modification to this Agreement or any other document, instrument, or agreement executed by the Borrower, is to be in a writing executed by Lender. Any written modification signed by Lender and Borrower is to be deemed part of this Agreement.

Section 11.3  Non Liability of Lender

     Lender has no duty to preserve or protect the Collateral, to preserve the rights of the Borrower against other parties, or to sell, lease, or otherwise dispose of any or all of the Collateral, or its proceeds, or in any priority, unless it elects to do so as provided in this Agreement. This Section is to be deemed an express waiver of the defense of impairment of Collateral.

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

Section 11.4  Right to Appraise

     11.4(a) Lender has the right to appraise and re-appraise the Property in any federally related transaction defined under Title XI of the Financial Institutions, Reform, Recovery and Enforcement Act of 1989, 12 U.S.C. 3310 et seq. and Section V(b) of the Bank Holding Company Act, 12 U.S.C. 1844 et seq. or upon:

     (i) Lender having reasonably determined that the quality of the credit shall have diminished;

     (ii) there occurs a material adverse change in the condition of the real estate market;

     (iii) Lender having reasonably determined that the condition of the said Collateral has deteriorated; and/or

     (iv) such reappraisal is required by any regulatory authority having jurisdiction over Lender.

     11.4(b) Borrower is to reimburse Lender for any reasonable fees, costs, expenses or charges incurred by Lender in engaging any such appraiser or reviewing and documenting such appraisal or reappraisal and such fees are part of the Debt, payable on demand.

     11.4(c) Borrower is to (i) provide any information as reasonably requested by Lender in order to perform the appraisal or reappraisal and (ii) permit any appraiser designated by Lender to enter the Property or other location at any reasonable time for the purpose of conducting the appraisal or reappraisal.

     11.4(d) Borrower agrees that all appraisals, inspections and/or reports prepared by Lender or commissioned by Lender are the exclusive property of Lender. Nothing contained in any such appraisal or reports constitutes a representation or warranty by Lender as to any matter or fact with respect to the Loan. The Borrower agrees that it will not use or rely upon such reports in any way, nor is the Borrower to provide the reports or any copies, summaries or outlines of same to any third party.

Section 11.5  Disclaimer by Lender on Documents

     Except for instruments or documents executed by Lender, Lender is not to be deemed to assume any liability or responsibility to the Borrower or any other party for the correctness, the validity, or the genuineness of any instruments or documents that may be executed in connection with this Agreement, or for the existence, character, quantity, quality, condition, value, or delivery of any Collateral purporting to be represented by any such documents. Lender, by accepting the security interest in the Collateral, or by releasing any Collateral to the Borrower, is not to be deemed to have assumed any obligation or liability to any supplier or debtor of the Borrower. The Borrower is to indemnify and hold Lender harmless with respect to any claim or proceeding arising out of such matters.

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

Section 11.6  Notices and Banking Days

     11.6(a) Each demand, notice or other communication by Lender to the Borrower or by the Borrower to Lender is to be sent by certified mail, postage prepaid, return receipt requested, or recognized delivery or courier service for which a written receipt may be obtained.

     11.6(b) Notices to Lender are to be directed to the following address:

                                   SUMMIT BANK
                            Parkway 109 Office Center
                             328 Newman Springs Road
                               Red Bank, NJ 07701
                   Attention: David M. Nilsen, Vice President


     11.6(c) Notices to the Borrower are to be directed to the following address:

                                 OSTEOTECH, INC.
                                  51 James Way
                               Eatontown NJ 07724
            Attention: Michael J. Jeffries, Executive Vice President

     11.6(d) A banking day is any day that Lender designates or otherwise conducts business. A payment or duty which becomes due on a day not designated by Lender as a banking day automatically becomes due on the next day that is designated by Lender as a banking day.

Section 11.7  Captions

     The captions and titles appearing in this Agreement are inserted solely for the convenience of the parties and do not in any way define, limit or describe the terms and conditions of this Agreement.

Section 11.8  Entire Agreement

     There are no understandings, agreements, representations, warranties or covenants, express or implied, which are not specified herein, or in the other written instruments, documents, or agreements referred to in this Agreement. All prior oral and written understandings, negotiations, or agreements are deemed to be superseded by the terms of this Agreement and such other written instruments, documents or agreements specifically referred to in this Agreement.

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


Section 11.9  Severability

     In the event that any portion of this Agreement is deemed unenforceable by a Court of competent jurisdiction, such provision declared to be unenforceable is to be deemed to have been omitted from this Agreement, and all such remaining terms and conditions of this Agreement are to continue in full force and effect.

Section 11.10  Joint and Several Liability

     The terms and conditions of this Agreement are jointly and severally binding upon all parties identified as the Borrower. Each Borrower is jointly and severally liable without regard to which entity receives or has received the proceeds of the loans and advances made hereunder. Each such entity hereby acknowledges that it expects to derive economic advantage from each loan or advance made.

Section 11.11  Applicable Law and Consent to Jurisdiction

     This Agreement is to be interpreted and enforced in accordance with the laws of the State of New Jersey (without regard to the conflicts of law rules of New Jersey). Borrower hereby irrevocably consents to the jurisdiction of the Courts of the State of New Jersey and to the jurisdiction of the United States District Court for the District of New Jersey, for the purpose of any suit, action or other proceeding arising out of or relating to this Agreement or the Debt, or the subject matter hereof or thereof. Borrower hereby waives and agrees not to assert in any such suit, action or proceeding any claim that it is not personally subject to such jurisdiction, or any right to remove an action brought in State to Federal Court, or any claim that such suit, action or proceeding is in an inconvenient forum or that the venue thereof is improper. Borrower hereby consents that it may be served with process by the notification procedure set forth in this Agreement.

Section 11.12  Consents

     The Borrower consents:

     11.12(a) To any extension, postponement of time of payment, indulgence or to any substitution, exchange or release of Collateral;

     11.12(b) To any addition to or release of any party or persons primarily or secondarily liable.

Section 11.13  Waiver of Liability

     Lender is not liable due to any action or failure to act by Lender relating to this Agreement or the Debt except as a result of Lender's gross negligence or willful misconduct. This provision shall survive the termination or expiration of this Agreement or payment of the Debt.

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


SECTION 11.14  WAIVE JURY TRIAL

     THE BORROWER, FOR ITSELF, AND LENDER HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY IN ANY LITIGATION RELATING TO THIS AGREEMENT OR THE DEBT AS AN INDUCEMENT TO THE EXECUTION OF THIS AGREEMENT.

Section 11.15  Execution in Counterparts

     This Agreement may be executed in any number of counterparts, each of which when so executed is deemed to be an original and all of which taken together constitute but one and the same agreement.


                           ARTICLE 12. INDEMNIFICATION

     As part of the Debt, Borrower agrees to and hereby indemnifies and holds Lender harmless from and against, and to reimburse Lender with respect to any and all claims, demands, causes of action, losses, damages, liabilities, costs and expenses (including consequential damages, reasonable attorneys' fees and court costs) of any and every kind or character, known or unknown, fixed or contingent, asserted against or incurred by Lender at any time and from time to time by reason of or arising out of:

     (a) the material breach of any representation, warranty or covenant of Borrower set forth in this Agreement;

     (b) the failure of Borrower to perform any obligation herein required to be performed by Borrower; or

     (c) the ownership, construction, occupancy, operation, use and maintenance of the Collateral.

This covenant survives the date on which the Debt is paid and performed in full and notwithstanding whether Borrower has been released and discharged or whether Lender becomes the owner of the Collateral.


                                ARTICLE 13. TERM

This Agreement is to remain in effect for so long as the Debt remains unpaid.


                       ARTICLE 14. PREPAYMENTS OF THE LOAN

     (a) Borrower may prepay all or part of the Loan, in the absence of a Default, upon:

     (i) giving sixty (60) days' prior notice to Lender of the intended payment date; and

     (ii) paying to Lender, as liquidated damages, the applicable amount stated below as to that portion of the Loan prepaid to the extent that the principal amount prepaid bears interest at a then applicable fixed annual interest rate:

          (a) Multiply the outstanding principal balance which is being prepaid by the difference between the interest rate on the Loan being repaid and the Reference Rate (as hereinafter defined), on a monthly basis, to arrive at a "Monthly Payment Differential"; then

          (b) Determining a present value which reflects the number of scheduled monthly payments foregone as a result of the prepayment, the size of the Monthly Payment Differential and the Reference Rate by discounting an annuity equal to the Monthly Payment Differential for the number of months remaining to and including the Maturity Date of the Loan being repaid at an interest rate equal to the Reference Rate. The standard formula for the present value of an annuity will be used for this calculation.

The Reference Rate is to be equal to the current yield to maturity, on the date five (5) days prior to prepayment, of the U.S. Treasury security closest in maturity to the remaining term of the Loan being repaid. If there is more than one U.S. Treasury security with such a maturity date, the selection is to be at the average rate of such Treasury securities. There will be no discount if the Reference Rate exceeds the interest rate otherwise payable to Lender.

     (b) Notwithstanding the foregoing prepayment premiums, prepayments may be made without premium, in the absence of a Default, (i) in amounts up to ten (10%) percent of the original principal amount of the Loan in any given year or
(ii) if the prepayment follows a refusal by the Lender to afford future financing requested in writing by the Borrower, which is subsequently provided by a financial institution under substantially similar terms as those requested of the Lender by the Borrower, and as evidenced by a written commitment received by the Borrower from an institutional lender, and such prepayment(s) are made to retire all Debt in full simultaneously to enable Borrower to accept such otherwise committed financing. Lender's receipt of insurance proceeds shall not be deemed a prepayment subject to prepayment penalties for the purposes of this
Section 14(b).

                   ARTICLE 15. CROSS DEFAULT/CROSS COLLATERAL

     All other existing and future agreements between or among Lender, Borrower, any guarantor and/or any Subsidiary are hereby amended so that a Default under this Agreement is a default under such other agreements and a default under such agreements is a Default under this Agreement. Any collateral pledged under such other agreements among Lender, Borrower, any guarantor and/or any Subsidiary secures the Debt under this Agreement; the Collateral under this Agreement also secures all other existing and future obligations of the Borrower, any guarantor and/or any Subsidiary to Lender or its affiliates.

           ARTICLE 16. FURTHER ACKNOWLEDGMENTS OF BORROWER AND LENDER

Section 16.1  Representation by Counsel


     Borrower and Lender acknowledge and agree that they (i) have independently reviewed and approved each and every provision of this Agreement, including the Exhibits and schedules attached hereto and any and all other documents and items as they or their counsel have deemed appropriate, and (ii) have entered into this Agreement and have executed the closing documents voluntarily, without duress or coercion, and have done all of the above with the advice of their legal counsel.

Section 16.2  Waiver of Objection

     Borrower and Lender acknowledge and agree that, to the extent deemed necessary by them or their counsel, they and their counsel have independently reviewed, investigated and/or have full knowledge of all aspects of the transaction and the basis for the transaction contemplated by this Agreement and/or have chosen not to so review and investigate (in which case, Borrower acknowledges and agrees that it has knowingly and upon the advice of counsel waived any claim or defense based on any fact or any aspect of the transaction that any investigation would have disclosed), including without limitation:

     (i) the risks and benefits of the various waivers of rights contained in this Agreement, including but not limited to, the waiver of the right to a jury trial; and

     (ii) the adequacy of the consideration being transferred under this Agreement.


Section 16.3  No Reliance Upon Lender

     Borrower acknowledges and agrees that it has made its own investigation or elected not to make such investigation as to all matters deemed material to this transaction and has not relied on any statement of fact or opinion, disclosure or non-disclosure of the Lender, and has not been induced by the Lender in any way, except for the consideration recited herein, in entering into this Agreement and executing the closing documents contemplated hereby, and further acknowledges that the Lender has not made any warranties or representations of any kind in connection with this transaction except as specifically set forth herein or in the documents executed in conjunction with this Agreement, and Borrower is not relying on any such representations or warranties.


Section 16.4  All Material Matters Reviewed

     Borrower acknowledges and agrees that, after careful consideration, it does not deem any matter not reviewed or investigated by it to be material to this Agreement and the transactions contemplated hereby.

     IN WITNESS WHEREOF, the Borrower and Lender have executed this Agreement.


Witness:                                     OSTEOTECH, INC.
                                             A Delaware Corporation

/s/ Patricia Franklyn Herbert, Esq.          By: /s/ Michael J. Jeffries
-----------------------------------              -------------------------------
                                                 MICHAEL J. JEFFRIES
                                                 Executive Vice President


Witness:                                     OSTEOTECH INVESTMENT
                                             CORPORATION
                                             A New Jersey Corporation

/s/ Patricia Franklyn Herbert, Esq.          By: /s/ Michael J. Jeffries
-----------------------------------              -------------------------------
                                                 MICHAEL J. JEFFRIES
                                                 Executive Vice President


Witness:                                     CAM IMPLANTS, INC.
                                             A Colorado Corporation

/s/ Patricia Franklyn Herbert, Esq.          By: /s/ Michael J. Jeffries
-----------------------------------              -------------------------------
                                                 MICHAEL J. JEFFRIES
                                                 Chief Financial Officer


Witness:                                     OSTEOTECH, B.V.
                                             A Company of The Netherlands

/s/ Patricia Franklyn Herbert, Esq.          By: /s/ Michael J. Jeffries
-----------------------------------              -------------------------------
                                                 MICHAEL J. JEFFRIES
                                                 Managing Director


Witness:                                     H.C. IMPLANTS, B.V.
                                             A Company of The Netherlands

/s/ Patricia Franklyn Herbert, Esq.          By: /s/ Michael J. Jeffries
-----------------------------------              -------------------------------
                                                 MICHAEL J. JEFFRIES
                                                 Managing Director


Signatures continued ...

 ... continuation of signatures to Loan and Security Agreement



Witness:                                     CAM IMPLANTS, B.V.
                                             A Company of The Netherlands

/s/ Michael J. Jeffries                      By: /s/ Richard W. Bauer
-----------------------------------              -------------------------------
                                                 RICHARD W. BAUER
                                                 Managing Director



Witness:                                     OSTEOTECH/CAM SERVICES, B.V.
                                             A Company of The Netherlands

/s/ Patricia Franklyn Herbert, Esq.          By: /s/ Michael J. Jeffries
-----------------------------------              -------------------------------
                                                 MICHAEL J. JEFFRIES
                                                 Managing Director


Witness:                                     OST DEVELOPMENT
                                             A Corporation of France

/s/ Patricia Franklyn Herbert, Esq.          By: /s/ Michael J. Jeffries
-----------------------------------              -------------------------------
                                                 MICHAEL J. JEFFRIES
                                                 Managing Director


Witness:                                     SUMMIT BANK


/s/ Paul H. Shur, Esq.                       By: /s/ David M. Nilsen
-----------------------------------              -------------------------------
                                                 DAVID M. NILSEN
                                                 Vice President

                                   SCHEDULE 1

A. LOCATIONS OF COLLATERAL AND NAME OF OWNER

OSTEOTECH, INC.
51 James Way
Eatontown NJ   07724

201 Industrial Way West
Eatontown NJ 07724

1151 Shrewsbury Avenue
Shrewsbury   NJ   07702

1163 Shrewsbury Avenue
Shrewsbury   NJ   07702


OSTEOTECH INVESTMENT CORPORATION
51 James Way
Eatontown NJ   07724

201 Industrial Way West
Eatontown NJ 07724

1151  Shrewsbury Avenue
Shrewsbury   NJ   07702

1163  Shrewsbury Avenue
Shrewsbury   NJ   07702


B. NAMES; LOCATION OF CHIEF EXECUTIVE OFFICE


     1. Names under which Borrower conducts business:

          a. Osteotech, Inc., a Delaware Corporation

          b. Osteotech Investment Corporation, a New Jersey Corporation

          c. Osteotech BV, a Company of the Netherlands

          d. Osteotech/CAM Services BV, a Company of the Netherlands

          e. H.C. Implants, BV, a Company of the Netherlands

          f. CAM Implants, BV, a Company of the Netherlands

          g. CAM Implants, Inc., a Colorado Corporation

          h. OST Developpement, a Corporation of France


     2. Chief executive office of Borrower - 51 James Way, Eatontown NJ 07724



C. SIC CODE OF BORROWER - 8090



D. ANY TRANSACTIONS


     1. In 1998, Osteotech, Inc. purchased a five (5%) percent equity interest in OST Developpement, a corporation of France, and in 1999 Osteotech, Inc. purchased an additional eighty-five (85%) percent equity interest.

     2. Osteotech Investment Corporation acquired all patents from Osteotech, Inc. and licensed them back to Osteotech, Inc. in 1997.

                                   EXHIBIT "A"

                                    EXHIBIT A

(i) "Accounts Receivable," which means, all accounts (in addition to the definition contained in the Uniform Commercial Code) and any and all obligations of any kind at any time due and/or owing to the Borrower and all rights of the Borrower to receive payment or any other consideration including without limitation, invoices, contract rights, accounts receivable, notes, drafts, acceptances, instruments and all other debts, obligations and liabilities in whatever form owing to Borrower from any person, firm, governmental authority, corporation or any other entity, all security therefor, and all of the Borrower's rights to goods sold (whether delivered, undelivered, in transit or returned) which may be represented thereby, whether or not earned by performance, including without limitation, refunds, tax refunds, all of the Borrower's rights in, to and under all purchase orders now or hereafter received for goods or services, and all of Borrower's rights as an unpaid vendor or lienor, including stoppage in transit, replevin and reclamation, all of which whether now existing or hereafter arising, together with all proceeds, products and insurance as to any and all of the foregoing.

(ii) "General Intangibles," which means, all general intangibles (in addition to the definition contained in the Uniform Commercial Code) and any and all personal property, choses-in-action, and things in action, leases, income tax refunds, copyrights, licenses, rights, patents, patent rights, franchise rights, distributorship rights, trademarks, trade names, service marks, trademark rights, formulae, customer lists and goodwill of the Borrower, all of which whether now existing or hereafter arising, together with all proceeds, products and insurance as to any and all of the foregoing.

(iii) "Inventory," which means, all inventory (in addition to the definition contained in the Uniform Commercial Code) and all goods, merchandise or other personal property held by the Borrower for sale or lease or to be furnished under labels and other devices, names or marks affixed thereto for purposes of selling or identification, and all right, title and interest of the Borrower therein and thereto, all raw materials, work or goods in process or materials and supplies of every nature used, consumed or to be consumed in the Borrower's business, all packaging and shipping materials, all of which now owned or hereafter acquired by the Borrower, and wherever located, and all proceeds, products and insurance as to any or all of the foregoing.

(iv) All moneys, securities, drafts, notes, documents, instruments (including, without limitation, negotiable instruments and non-negotiable instruments), chattel paper, items, and documents of title, (including, without limitation, bills of lading, dock warrants, dock receipts and warehouse receipts), of the Borrower, whether now owned or existing or hereafter arising or acquired.

(v) All claims of the Borrower against third parties for loss or damage to, or destruction of, any and all of the foregoing, all guarantees, security and liens for payment of any Accounts Receivable and documents of title, policies, certificates of insurance, insurance proceeds, securities, chattel paper, and other documents and instruments evidencing or pertaining thereto, and all files, correspondence, computer programs, tapes, discs and related data processing software owned or used by the Borrower or in which Borrower has an interest which contains information identifying any one or more of the items referred to in (i) through (iv) above.

(vi) As to all of the foregoing (i) through (v) inclusive, cash proceeds, non-cash proceeds and products thereof, additions and accessions thereto, replacements and substitutions therefor.

                                   EXHIBIT "B"

                                    EXHIBIT B

(i) "Mortgage," which means the Mortgage and Security Agreement of even date, or as it may be subsequently amended, executed by the Borrower as to the Property, and the Premises defined therein, together with all proceeds, products and insurance as to any and all of the foregoing.

(ii) "Assignment of Leases," which means the Assignment of Leases of even date, or as it may be subsequently amended, executed by the Borrower, and the Leases defined therein, together with all proceeds, products and insurance as to any and all of the foregoing.

(iii) "Loan III Equipment," which means, all equipment (in addition to the definition contained in the Uniform Commercial Code) and all, machinery, furniture, fixtures, motor vehicles and all other tangible assets, and all replacements, repairs, modifications, alterations, additions, controls and operating accessories therefor, all substitutions and replacements therefor, all accessions and additions thereto, as acquired by the Borrower utilizing the proceeds of Loan III, and all proceeds, products and insurance as to the foregoing.

(iv) All moneys, securities, drafts, notes, documents, instruments (including, without limitation, negotiable instruments and non-negotiable instruments), chattel paper, items, and documents of title, (including, without limitation, bills of lading, dock warrants, dock receipts and warehouse receipts), of the Borrower relating to any one or more of the items referred to in (i) through
(iii) above.

(v) All claims of the Borrower against third parties for loss or damage to, or destruction of, any one or more of the items referred to in (i) through (iii) above, and documents of title, policies, certificates of insurance, insurance proceeds, securities, chattel paper, and other documents and instruments evidencing or pertaining thereto, and all files, correspondence, computer programs, tapes, discs and related data processing software owned or used by the Borrower or in which Borrower has an interest which contains information identifying any one or more of the items referred to in (i) through (iv) above.

(vi) As to all of the foregoing (i) through (v) inclusive, cash proceeds, non-cash proceeds and products thereof, additions and accessions thereto, replacements and substitutions therefor.

                                   EXHIBIT "C"

                                    EXHIBIT C


Name of      Serial #      Date of    Cost        80%          Fixture or
  Owner    Description    Purchase             Discounted       Equipment
                                                 Cost

                                   EXHIBIT "D"

              UNIFORM COMMERCIAL CODE - FINANCING STATEMENT - FORM UCC-1

INSTRUCTIONS:
1. PLEASE TYPE all the information required on this form. Leave "File NO." and "Date & Hour" blank.
2. Remove Secured Party and Debtor copies and send other 2 copies with interleaved carbon paper to the filing Officer. ENCLOSE FILING FEE. Check or money order for fee should be made payable to "N.J. Secretary of State."
3. If the space provided for any item(s) on the form is inadequate the item(s) should be continued on additional sheets 8 1/2" x 11". Only one copy of such additional sheets need be presented to the Filing Officer with a set of 2 copies of the Financial Statement. Long schedules of collateral, indentures, etc. should be submitted on sheets which are 8 1/2" x 11".
4. If collateral is crops or goods which are or are to become fixtures, describe the real estate and give name and address of record owner.
5. At the time of filing, Filing Officer will return second copy as an acknowledgement. At a later time, secured party may date and sign
     Termination   Legend  and  a  second  copy  as  a  Termination   Statement.

---------------------------------------------------------------------------------------------------------

This FINANCING STATEMENT is presented to a Filing Officer for filing pursuant to the Uniform Commercial Code
---------------------------------------------------------------------------------------------------------
FOR OFFICE USE ONLY      Debtor(s)  Name (Last Name, First) Complete Address       Maturity date (if any)
                                                                                   ----------------------





                                                                                   ----------------------
                                                                                   FOR OFFICE USE ONLY

                         ----------------------------------------------------------
                         Secured Party(ies) and Complete Address
                            SUMMIT BANK
                            210 MAIN STREET
                            HACKENSACK, NJ 07601


                         ----------------------------------------------------------
                         Assignee(s) of Secured Party and Complete Address




---------------------------------------------------------------------------------------------------------
This financing statement covers the following types (or items) of property:

               SUCH EQUIPMENT OR FIXTURES MORE PARTICULARLY DESCRIBED ON EXHIBIT
               "C" ATTACHED HERETO.




---------------------------------------------------------------------------------------------------------
When collateral is crops or fixtures complete this portion of form.
a.   Description of real estate (Sufficient to identify the property).



b.   Name and complete address of record owner.




---------------------------------------------------------------------------------------------------------

a. (X) Proceeds of Collateral are also covered.   b. (X) Products of Collateral are also covered.

No. of additional sheets presented. ( )
---------------------------------------------------------------------------------------------------------
( ) Filed with Register of Deeds and Mortgages of ___________ County.   ( )  Secretary of State
( ) Filed with the County Clerk of County.

---------------------------------------------------------------------------------------------------------
          Signature(s) of Debtor(s)                   Signature(s) of Secured Party(ies) or Assignee(s)

____________________________________________          ___________________________________________________

____________________________________________          ___________________________________________________


FILING OFFICER COPY - This form of statement is approved by

                                   EXHIBIT "E"

                               EQUIPMENT LOAN NOTE

$17,000,000.00                                             _______________, 1999
                                                           Hackensack,    New
Jersey

     FOR VALUE RECEIVED, the undersigned promises to pay to the order of SUMMIT BANK (the "Lender"), at 210 Main Street, Hackensack, New Jersey, 07601, the principal sum of Seventeen Million Dollars ($17,000,000.00) or the amount actually advanced pursuant to a certain Loan and Security Agreement of even date herewith, or as it may be subsequently amended, signed by the undersigned as "Borrower" ("Loan Agreement"), together with interest as herein provided.

     During each calendar month from the date hereof until the Conversion Date, this Note bears interest and is repayable in monthly installments of interest only at a fluctuating interest rate per annum equal at all times either to (a) the Lender's Base Rate (as hereinafter defined) of interest in effect from time to time minus one-half of one percent (1/2%), each change in such fluctuating rate to take effect simultaneously with the corresponding change in such Base Rate, without notice to undersigned or (b) the applicable Base LIBOR Rate, as defined in the Loan Agreement, plus 175 basis points, at the option of the Borrower pursuant to the Loan Agreement. The first payment is to be made on the first day of the month following the date of this Note and each subsequent payment is to be made on the same day of each successive month. In no event is the interest rate to be higher than the maximum lawful rate. The Base Rate of Lender means the fluctuating Base Rate of interest established by Lender from time to time whether or not such rate shall be otherwise published. The Base Rate is established for the convenience of Lender. It is not necessarily Lender's lowest rate. In the event that there should be a change in the Base Rate of Lender, such change is effective on the date of such change without notice to Borrower or any Guarantor, endorser or surety. Any such change will not effect or alter any other term or conditions of this Note. The term "Conversion Date" is defined as a date which is no more than eighteen months from the date hereof.

     In the absence of Default (as defined in the Loan Agreement), the term of this Note is automatically extended for an additional seven (7) year term commencing on the Conversion Date. Thereupon, this Note becomes repayable in eighty-four (84) equal monthly installments of principal, together with accrued interest at a fixed annual rate based upon 175 basis points above the seven (7) year United States Treasury Note Rate as published in The Wall Street Journal three (3) days prior to the Conversion Date. The first payment is to be made on the first day of the second month following the Conversion Date and each subsequent payment is to be made on the same day of each successive month. Upon the eighty-fourth (84th) such installment payment (the "Maturity Date"), the full amount of unpaid principal, together with unpaid accrued interest is due and payable.

     Interest is calculated in arrears on a daily basis upon the unpaid balance with each date representing 1/360th of a year in arrears.

     All payments on this Note are to be made in immediately available lawful money of the United States by direct charge to Borrower's or Guarantor's (as defined in the Loan Agreement) deposit accounts with Lender. In addition to the provision above for direct charge of payments due, Lender is hereby authorized, at its sole discretion, to debit any other of the Borrower's or Guarantor's accounts for payments due pursuant to the Loan Agreement. This authorization shall not affect the Borrower's or Guarantor's obligations to pay when due all amounts payable under this Note, whether or not there are sufficient funds therefor in such accounts. The foregoing authorization is in addition to, and not in limitation of, any rights of setoff.

     In the event of Default (as defined in the Loan Agreement), interest accrues on all amounts payable hereunder at a rate equal to two (2%) percent above the Base Rate. Borrower acknowledges that: (i) such additional rate is a material inducement to Lender to make the loans evidenced by this Note; (ii) Lender would not have made the loans evidenced by this Note in the absence of the agreement of the Borrower to pay such default rate; (iii) such additional rate represents compensation for increased risk to Lender that the loans evidenced by this Note will not be repaid; and (iv) such rate is not a penalty and represents a reasonable estimate of (a) the cost to Lender in allocating its resources (both personnel and financial) to the ongoing review, monitoring, administration and collection of the loans evidenced by this Note and (b) compensation to Lender for losses that are difficult to ascertain.

     In the event any payment is received by Lender more than ten (10) days after the date due, the undersigned Borrower is to pay, to the extent permitted by law, Lender a late charge of five (5%) percent of the overdue payment (but in no event to be less than $25.00 nor more than $2,500.00). Any such late charge assessed is immediately due and payable. Any payment received after 3:00 P.M. on a banking day is deemed received on the next succeeding banking day.

     Except as otherwise specified herein, each payment made under this Note is to be applied first to the payment of any expenses or charges payable pursuant to the Loan Agreement and accrued interest, and the balance only applied to principal amounts due under this Note.

     This Note is secured by such Collateral defined in and pursuant to the Loan Agreement. All terms of the Loan Agreement are incorporated herein by reference. In the event of ambiguity or inconsistency between the terms of the Loan Agreement and the terms hereof, the terms of the Loan Agreement prevail.

     In the event that this Note is prepaid following the Conversion Date and prior to the Maturity Date, a prepayment premium will be payable by Borrower equal to a sum which is calculated by a formula as follows:

     (a) Multiply the outstanding principal balance which is being prepaid by the difference between the interest rate on this Note and the Reference Rate (as hereinafter defined), on a monthly basis, to arrive at a "Monthly Payment Differential"; then

     (b) Determining a present value which reflects the number of scheduled monthly payments foregone as a result of the prepayment, the size of the Monthly Payment Differential and the Reference Rate by discounting an annuity equal to the Monthly Payment Differential for the number of months remaining to and including the Maturity Date at an interest rate equal to the Reference Rate. The standard formula for the present value of an annuity will be used for this calculation.

The Reference Rate is to be equal to the current yield to maturity, on the date five (5) days prior to prepayment, of the United States Treasury security closest in maturity to the remaining term of this Note. If there is more than one United States Treasury security with such a maturity date, the selection is to be at the average rate of such Treasury securities. There will be no discount if the Reference Rate exceeds the interest rate otherwise payable pursuant to this Note.

     Notwithstanding the foregoing prepayment premiums, prepayments may be made without premium, in the absence of a Default (as defined in the Loan Agreement),
(i) in amounts up to ten (10%) percent of the original  principal amount of this
Note in any given year or (ii) if the prepayment follows a refusal by the Lender to afford future financing requested in writing by the Borrower, which is subsequently provided by a financial institution under substantially similar terms as that requested of the Lender by the Borrower, and as evidenced by a written commitment received by the Borrower from an institutional lender, and such prepayment(s) are made to retire all Debt (as defined in the Loan Agreement) in full simultaneously to enable Borrower to accept such otherwise committed financing.

     The undersigned Borrower hereby waives demand, notice of non-payment, protest, and all other notices or demands whatsoever.

     Lender's books and records are prima facie evidence of the amount of the obligations evidenced in this Note and are binding upon Borrower.

     Lender is hereby authorized to fill in any blank spaces in this Note and to date this Note as of the applicable date and to correct patent errors herein.

     This Note has been executed and delivered in New Jersey and is deemed a contract made under New Jersey law.

BORROWER HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY LITIGATION RELATING TO THIS NOTE OR RELATED DOCUMENTS AS AN INDUCEMENT TO THE ACCEPTANCE BY LENDER OF THIS NOTE.

Witness:                                      OSTEOTECH, INC.
                                              A Delaware Corporation

_________________________                     By: ______________________________
                                                  MICHAEL J. JEFFRIES
                                                  Executive Vice President


Witness:                                      OSTEOTECH INVESTMENT
                                              CORPORATION
                                              A New Jersey Corporation

_________________________                     By: ______________________________
                                                  MICHAEL J. JEFFRIES
                                                  Executive Vice President


Witness:                                      CAM IMPLANTS, INC.
                                              A Colorado Corporation

_________________________                     By: ______________________________
                                                  MICHAEL J. JEFFRIES
                                                  Chief Financial Officer


Witness:                                      OSTEOTECH, B.V.
                                              A Company of The Netherlands

_________________________                     By: ______________________________
                                                  MICHAEL J. JEFFRIES
                                                  Managing Director


Witness:                                      H.C. IMPLANTS, B.V.
                                              A Company of The Netherlands

_________________________                     By: ______________________________
                                                  MICHAEL J. JEFFRIES
                                                  Managing Director
Signatures continued ...

 ........................... continuation of signatures to Equipment Loan Note



Witness:                                      CAM IMPLANTS, B.V.
                                              A Company of The Netherlands

_________________________                     By: ______________________________
                                                  RICHARD W. BAUER
                                                  Managing Director


Witness:                                      OSTEOTECH/CAM SERVICES, B.V.
                                              A Company of The Netherlands

_________________________                     By: ______________________________
                                                  MICHAEL J. JEFFRIES
                                                  Managing Director


Witness:                                      OST DEVELOPEMENT
                                              A Corporation of France

_________________________                     By: ______________________________
                                                  MICHAEL J. JEFFRIES
                                                  Managing Director

                           CONVERTIBLE REVOLVING NOTE

$5,000,000.00                                              _______________, 1999
                                                           Hackensack, New
Jersey

     Upon the earlier of (a) Default or (b) the Conversion Date and in accordance with a certain Loan and Security Agreement of even date herewith, or as it may be subsequently amended, signed by the undersigned as "Borrower" ("Loan Agreement") For Value Received, the undersigned promises to pay to the order of SUMMIT BANK (the "Lender"), at 210 Main Street, Hackensack, New Jersey, 07601, the principal sum of Five Million Dollars ($5,000,000.00) or the amount actually advanced pursuant to Loan I as defined in the Loan Agreement, together with interest as herein provided. The term "Default" is as defined in the Loan Agreement. The term "Conversion Date" is defined as May 31, 2001.

     During each calendar month from the date hereof until the Conversion Date, this Note bears interest and is repayable in monthly installments of interest only at a fluctuating interest rate per annum equal at all times to either (a) the Lender's Base Rate (as hereinafter defined) of interest in effect from time to time minus three-quarters of one percent (3/4%), each change in such fluctuating rate to take effect simultaneously with the corresponding change in such Base Rate, without notice to undersigned or (b) the applicable Base LIBOR Rate as defined in the Loan Agreement plus 175 basis points, at the option of the Borrower pursuant to the Loan Agreement. The first payment is to be made on the first day of the month following the date of this Note and each subsequent payment is to be made on the same day of each successive month. In no event is the interest rate to be higher than the maximum lawful rate. The Base Rate of Lender means the fluctuating Base Rate of interest established by Lender from time to time whether or not such rate shall be otherwise published. The Base Rate is established for the convenience of Lender. It is not necessarily Lender's lowest rate. In the event that there should be a change in the Base Rate of Lender, such change is effective on the date of such change without notice to Borrower or any Guarantor, endorser or surety. Any such change will not effect or alter any other term or conditions of this Note.

     In the absence of Default, the Borrower has the option to extend the term of this Note for an additional four (4) year term commencing on the Conversion Date exercisable by written notice to Lender in the form and manner prescribed by the Loan Agreement, not less than thirty (30) days prior to the Conversion Date. If such option is so exercised, this Note becomes repayable in forty-eight
(48) equal monthly installments of principal, together with accrued interest at a fixed annual rate based upon 175 basis points above the four year United States Treasury Note Rate as published in The Wall Street Journal three (3) days prior to the Conversion Date. The first payment is to be made on the first day of the second month following the Conversion Date and each subsequent payment is to be made on the same day of each successive month. Upon the forty-eighth
(48th) such installment payment (the "Maturity Date"), the full amount of unpaid principal, together with unpaid accrued interest is due and payable.

     Interest is calculated on a daily basis upon the unpaid balance with each date representing 1/360th of a year in arrears.

     All payments on this Note are to be made in immediately available lawful money of the United States by direct charge to Borrower's or Guarantor's (as defined in the Loan Agreement) deposit accounts with Lender. In addition to the provision above for direct charge of payments due, Lender is hereby authorized, at its sole discretion, to debit any other of the Borrower's or Guarantor's accounts for payments due pursuant to the Loan Agreement. This authorization shall not affect the Borrower's or Guarantor's obligations to pay when due all amounts payable under this Note, whether or not there are sufficient funds therefor in such accounts. The foregoing authorization is in addition to, and not in limitation of, any rights of setoff.

     In the event of Default, interest accrues on all amounts payable hereunder at a rate equal to two (2%) percent above the Base Rate. Borrower acknowledges that: (i) such additional rate is a material inducement to Lender to make the loans evidenced by this Note; (ii) Lender would not have made the loans evidenced by this Note in the absence of the agreement of the Borrower to pay such default rate; (iii) such additional rate represents compensation for increased risk to Lender that the loans evidenced by this Note will not be repaid; and (iv) such rate is not a penalty and represents a reasonable estimate of (a) the cost to Lender in allocating its resources (both personnel and financial) to the ongoing review, monitoring, administration and collection of the loans evidenced by this Note and (b) compensation to Lender for losses that are difficult to ascertain.

     In the event any payment is received by Lender more than ten (10) days after the date due, the undersigned Borrower is to pay, to the extent permitted by law, Lender a late charge of five (5%) percent of the overdue payment (but in no event to be less than $25.00 nor more than $2,500.00). Any such late charge assessed is immediately due and payable. Any payment received after 3:00 P.M. on a banking day is deemed received on the next succeeding banking day.

     Except as otherwise specified herein, each payment made under this Note is to be applied first to the payment of any expenses or charges payable pursuant to the Loan Agreement and accrued interest, and the balance only applied to principal amounts due under this Note.

     This Note is secured by such Collateral defined in and pursuant to the Loan Agreement. All terms of the Loan Agreement are incorporated herein by reference. In the event of ambiguity or inconsistency between the terms of the Loan Agreement and the terms hereof, the terms of the Loan Agreement prevail.

     In the event that this Note is prepaid following the Conversion Date and prior to the

Maturity Date, a prepayment premium will be payable by Borrower equal to a sum which is calculated by a formula as follows:


     (a) Multiply the outstanding principal balance which is being prepaid by the difference between the interest rate on this Note and the Reference Rate (as hereinafter defined), on a monthly basis, to arrive at a "Monthly Payment Differential"; then

     (b) Determining a present value which reflects the number of scheduled monthly payments foregone as a result of the prepayment, the size of the Monthly Payment Differential and the Reference Rate by discounting an annuity equal to the Monthly Payment Differential for the number of months remaining to and including the Maturity Date at an interest rate equal to the Reference Rate. The standard formula for the present value of an annuity will be used for this calculation.

The Reference Rate is to be equal to the current yield to maturity, on the date five (5) days prior to prepayment, of the United States Treasury security closest in maturity to the remaining term of this Note. If there is more than one United States Treasury security with such a maturity date, the selection is to be at the average rate of such Treasury securities. There will be no discount if the Reference Rate exceeds the interest rate otherwise payable pursuant to this Note.

     Notwithstanding the foregoing prepayment premiums, prepayments may be made without premium, in the absence of a Default (as defined in the Loan Agreement),
(i) in amounts up to ten (10%) percent of the original  principal amount of this
Note in any given year or (ii) if the prepayment follows a refusal by the Lender to afford future financing requested in writing by the Borrower, which is subsequently provided by a financial institution under substantially similar terms as that requested of the Lender by the Borrower, and as evidenced by a written commitment received by the Borrower from an institutional lender, and such prepayment(s) are made to retire all Debt (as defined in the Loan Agreement) in full simultaneously to enable Borrower to accept such otherwise committed financing.

     The undersigned Borrower hereby waives demand, notice of non-payment, protest, and all other notices or demands whatsoever.

     Lender's books and records are prima facie evidence of the amount of the obligations evidenced in this Note and are binding upon Borrower.

     Lender is hereby authorized to fill in any blank spaces in this Note and to date this Note as of the applicable date and to correct patent errors herein.

     This Note has been executed and delivered in New Jersey and is deemed a contract made under New Jersey law.

BORROWER HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY LITIGATION RELATING TO THIS NOTE OR RELATED DOCUMENTS AS AN INDUCEMENT TO THE ACCEPTANCE BY LENDER OF THIS NOTE.

Witness:                                      OSTEOTECH, INC.
                                              A Delaware Corporation

_________________________                     By: ______________________________
                                                  MICHAEL J. JEFFRIES
                                                  Executive Vice President


Witness:                                      OSTEOTECH INVESTMENT
                                              CORPORATION
                                              A New Jersey Corporation

_________________________                     By: ______________________________
                                                  MICHAEL J. JEFFRIES
                                                  Executive Vice President


Witness:                                      CAM IMPLANTS, INC.
                                              A Colorado Corporation

_________________________                     By: ______________________________
                                                  MICHAEL J. JEFFRIES
                                                  Chief Financial Officer


Witness:                                      OSTEOTECH, B.V.
                                              A Company of The Netherlands

_________________________                     By: ______________________________
                                                  MICHAEL J. JEFFRIES
                                                  Managing Director


Witness:                                      H.C. IMPLANTS, B.V.
                                              A Company of The Netherlands

_________________________                     By: ______________________________
                                                  MICHAEL J. JEFFRIES
                                                  Managing Director

Signatures continued ......

 ....................... continuation of signatures to Convertible Revolving Note



Witness:                                      CAM IMPLANTS, B.V.
                                              A Company of The Netherlands

_________________________                     By: ______________________________
                                                  RICHARD W. BAUER
                                                  Managing Director



Witness:                                      OSTEOTECH/CAM SERVICES, B.V.
                                              A Company of The Netherlands

_________________________                     By: ______________________________
                                                  MICHAEL J. JEFFRIES
                                                  Managing Director



Witness:                                      OST DEVELOPMENT
                                              A Corporation of France

_________________________                     By: ______________________________
                                                  MICHAEL J. JEFFRIES
                                                  Managing Director

                               MORTGAGE TERM NOTE

$4,500,000.00                                             _______________, 1999
                                                          Hackensack, New Jersey

     FOR VALUE RECEIVED, the undersigned promises to pay to the order of SUMMIT BANK (the "Lender"), at 210 Main Street, Hackensack, New Jersey, 07601, the principal sum of Four Million Five Hundred Thousand Dollars ($4,500,000) together with interest as herein provided and in accordance with a certain Loan and Security Agreement dated ______________, 1999, or as it may be subsequently amended, signed by the undersigned as "Borrower" ("Loan Agreement").

     This note bears interest during each calendar month from the date hereof at a fixed rate of ________ ( %) percent per annum. Principal and interest is to be paid during and throughout the period of one hundred twenty (120) months in equal payments of principal and interest (calculated on a twenty year mortgage amortization basis) in the amount of ________________ ($ ) Dollars by the Borrower to Lender on the first day of each month commencing on the second month following the date hereof and on the same day of each successive month thereafter. Upon the one hundred twentieth (120th) such installment payment (the "Maturity Date") the full amount of unpaid principal, together with unpaid accrued interest is due and payable.

     Interest is calculated on a daily basis upon the unpaid balance with each date representing 1/360th of a year in arrears.

     All payments on this Note are to be made in immediately available lawful money of the United States by direct charge to Borrower's deposit accounts with Lender. In addition to the provision above for direct charge of payments due, Lender is hereby authorized, in its sole discretion, to debit any other of the Borrower's accounts for payments due pursuant to the Loan Agreement. This authorization shall not affect the Borrower's obligations to pay when due all amounts payable under this Note, whether or not there are sufficient funds therefor in such accounts. The foregoing authorization is in addition to, and not in limitation of, any rights of setoff.

     In the event of Default (as defined in the Loan Agreement) interest accrues on all amounts payable hereunder at a rate equal to two (2%) percent above the fixed rate of interest provided in this Note. Borrower acknowledges that: (i) such additional rate is a material inducement to Lender to make the loans evidenced by this Note; (ii) Lender would not have made the loans evidenced by this Note in the absence of the agreement of the Borrower to pay such default rate; (iii) such additional rate represents compensation for increased risk to Lender that the loans evidenced by this Note will not be repaid; and (iv) such rate is not a penalty and represents a reasonable estimate of (a) the cost to Lender in allocating its resources (both personnel and financial) to the ongoing review, monitoring, administration and collection of the loans evidenced by this Note and (b) compensation to Lender for losses that are difficult to ascertain.

     In the event any payment is received by Lender more that ten (10) days after the date due, the undersigned Borrower is to pay, to the extent permitted by law, Lender a late charge of five (5%) percent of the overdue payment (but in no event to be less than $25.00 nor more that $2,500.00). Any such late charge assessed is immediately due and payable. Any payment received after 3:00 P.M. on a banking day is deemed received on the next succeeding banking day.

     Except as otherwise specified herein, each payment made under this Note is to be applied first to the payment of any expenses or charges payable pursuant to the Loan Agreement and accrued interest, and the balance only applied to principal amounts due under this Note.

     This Note is secured by such Collateral defined in and pursuant to the Loan agreement. All terms of the Loan Agreement are incorporated herein by reference. In the event of ambiguity or inconsistency between the terms of the Loan Agreement and the terms hereof, the terms of the Loan Agreement prevail.

     In the event that this Note is prepaid prior to the Maturity Date, a prepayment premium will be payable by Borrower equal to a sum which is calculated by a formula as follows:

          (a) Multiply the outstanding principal balance which is being prepaid by the difference between the interest rate on this Note and the Reference Rate (as hereinafter defined), on a monthly basis, to arrive at a "Monthly Payment Differential"; then

          (b) Determining a present value which reflects the number of scheduled monthly payments foregone as a result of the prepayment, the size of the Monthly Payment Differential and the Reference Rate by discounting an annuity equal to the Monthly Payment Differential for the number of months remaining to and including the Maturity Date at an interest rate equal to the Reference Rate. The standard formula for the present value of an annuity will be used for this calculation.

The Reference Rate is to be equal to the current yield to maturity, on the date five (5) days prior to prepayment, of the United States Treasury security closest in maturity to the remaining term of this Note. If there is more than one United States Treasury security with such a maturity date, the selection is to be at the average rate of such Treasury securities. There will be no discount if the Reference Rate exceeds the interest rate otherwise payable pursuant to this Note.

     Notwithstanding the foregoing prepayment premiums, prepayments may be made without premium, in the absence of a Default (as defined in the Loan Agreement),
(i) in amounts up to ten (10%) percent of the original  principal amount of this
Note in any given year or (ii) if the prepayment follows a refusal by the Lender to afford future financing requested in writing by the Borrower, which is subsequently provided by a financial institution under substantially similar terms as that requested of the Lender by the Borrower, and as evidenced by a written commitment received by the Borrower from an institutional lender, and such prepayment(s) are made to retire all Debt (as defined in the Loan Agreement) in full simultaneously to enable Borrower to accept such otherwise committed financing.

     The undersigned Borrower hereby waives demand, notice of non-payment, protest, and all other notices or demands whatsoever.

     Lender's books and records are prima facie evidence of the amount of the obligations evidenced in this Note and are binding upon Borrower.

     Lender is hereby authorized to fill in any blank spaces in this Note and to date this Note as of the applicable date and to correct patent errors herein.

     This Note has been executed and delivered in New Jersey and is deemed a contract made under New Jersey law.



BORROWER HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY LITIGATION RELATING TO THIS NOTE OR RELATED DOCUMENTS AS AN INDUCEMENT TO THE ACCEPTANCE BY LENDER OF THIS NOTE.


Witness:                                      OSTEOTECH, INC.
                                              A Delaware Corporation

_________________________                     By: ______________________________
                                                  MICHAEL J. JEFFRIES
                                                  Executive Vice President





Signatures continued ......

 ........................... continuation of signatures to Mortgage Term Note


Witness:                                      OSTEOTECH INVESTMENT
                                              CORPORATION
                                              A New Jersey Corporation

_________________________                     By: ______________________________
                                                  MICHAEL J. JEFFRIES
                                                  Executive Vice President


Witness:                                      CAM IMPLANTS, INC.
                                              A Colorado Corporation

_________________________                     By: ______________________________
                                                  MICHAEL J. JEFFRIES
                                                  Chief Financial Officer


Witness:                                      OSTEOTECH, B.V.
                                              A Company of The Netherlands

_________________________                     By: ______________________________
                                                  MICHAEL J. JEFFRIES
                                                  Managing Director


Witness:                                      H.C. IMPLANTS, B.V.
                                              A Company of The Netherlands

_________________________                     By: ______________________________
                                                  MICHAEL J. JEFFRIES
                                                  Managing Director


Witness:                                      CAM IMPLANTS, B.V.
                                              A Company of The Netherlands

_________________________                     By: ______________________________
                                                  RICHARD W. BAUER
                                                  Managing Director



Signatures continued ...

 ........................... continuation of signatures to Mortgage Term Note




Witness:                                      OSTEOTECH/CAM SERVICES, B.V.
                                              A Company of The Netherlands

_________________________                     By: ______________________________
                                                  MICHAEL J. JEFFRIES
                                                  Managing Director


Witness:                                      OST DEVELOPMENT
                                              A Corporation of France

_________________________                     By: ______________________________
                                                  MICHAEL J. JEFFRIES
                                                  Managing Director

                                   EXHIBIT "F"

                             COMPLIANCE CERTIFICATE


I, Steven T. Sobieski, hereby certify that I am the duly elected and qualified Vice President of Finance and Treasurer of Osteotech, Inc. (the "Company"), a corporation organized pursuant to the laws of the State of Delaware, and do further hereby certify, on behalf of the Company in connection with a Loan and Security Agreement between the Company, as the borrower, and Summit Bank (formerly United Jersey Bank/Central, N.A.) (the "Bank"), a national banking association, as the lender, dated as of May 27, 1993, as amended, (the "Loan Agreements") and all other agreements and transactions to be entered into or consummated pursuant to the Loan Agreement (collectively the "Loan Documents") and the waiver letter dated September 23, 1998 that from October 14, 1998, the last date on which the Bank was provided with a Compliance Certificate, through the date hereof:


     1. I have reviewed the Loan Documents and I am generally familiar with all aspects of the business of the Company as it is now being conducted.

     2. Based upon a review of the Company's activities and financial statements during the period covered hereby, the Company has to date complied with all of the covenants and agreements contained in and as required by the Loan Agreement and the Loan Documents, no Event of Default (as that term is defined in the Loan Agreement) has occurred and no event which, with the giving of notice or the lapse of time, or both, would constitute an Event of Default.

     3. All prior advances, if any, under the Loan Agreement have been utilized for purposes permitted thereunder.

     4. The Company has not used any advances under the Loan Agreement to transfer funds or property to any Affiliate of the Company during the period covered hereby.





Dated: Nov. 13, 1998                          /s/ Steven T. Sobieski
       -----------------------                ----------------------------------
                                              Steven T.  Sobieski
                                              Vice President of Finance &
                                              Treasurer

                                   EXHIBIT "G"

                          UNLIMITED CONTINUING GUARANTY

STATEMENTS

     A. OSTEOTECH, INC., a Delaware Corporation; OSTEOTECH INVESTMENT CORPORATION, a New Jersey Corporation; CAM IMPLANTS, INC., a Colorado Corporation; OSTEOTECH, B.V., H.C. IMPLANTS, B.V., CAM IMPLANTS, B.V.,
OSTEOTECH/CAM SERVICES, B.V., each a Company of The Netherlands; and OST DEVELOPPEMENT, a Corporation of France (jointly and severally "Borrower") has or is about to receive a loan and may desire in the future to obtain financial accommodations from SUMMIT BANK ("Lender").

     B.  ___________________________________("Guarantor"),  having an address of
____________________________________,  has agreed to  guaranty  in  writing  the performance of all debts, liabilities and duties of the Borrower to Lender in order to induce Lender to render or to continue to render financial accommodations to the Borrower.

     NOW, THEREFORE, in consideration of the promises, covenants and understandings set forth in this Agreement and the benefits to be received from the performance of such promises, covenants and understandings and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor agrees as follows:

GUARANTY

     ARTICLE 1. GUARANTY OF THE OBLIGATIONS OF THE BORROWER

Section 1.1 Existing Obligations

     The Guarantor agrees to unconditionally pay and perform, when due, all debts, liabilities and duties of every kind and character now existing of the Borrower to Lender regardless of whether such debts, liabilities and duties may be the result of loans, advances, depository accounts, funds transfers, direct or indirect, primary or secondary, joint or several, fixed or contingent (regardless of form, the enforceability of any underlying instrument(s), existence of collateral therefor, whether guaranteed, or subject to a participation agreements).

Section 1.2 Future Advances

     The Guarantor agrees to unconditionally pay and perform, when due, future advances, loans, debts, liabilities and duties of the Borrower to Lender whether the result of loans, advances, depository accounts, funds transfers, direct or indirect, primary or secondary, joint or several, fixed or contingent
(regardless of form, the enforceability of any underlying instrument(s), existence of collateral therefor, whether guaranteed, or subject to a participation agreement).

Section 1.3 Expenses in Preserving Interests of Lender

     The Guarantor agrees to unconditionally pay, on demand, advances made by Lender to or for the account of the Borrower, including advances for insurance, repairs to any collateral, taxes, and such costs incurred by Lender in the discharge of any lien, security interest, encumbrance, lease, pledge or assignment.

Section 1.4 Obligations to Lender Affiliates

     The Guarantor agrees to unconditionally pay and perform, when due, all other debts, liabilities and duties of every kind, and character of the Borrower to any affiliate(s) or participant of Lender, whether such debts, liabilities and duties exist now or may exist in the future, and regardless of whether such debts, liabilities and duties may be the result of loans, advances, depository accounts, funds transfers, direct or indirect, primary or secondary, joint or several, fixed or contingent (regardless of form, the enforceability of any underlying instrument(s), existence of collateral therefor, whether guaranteed, or subject to a participation agreement).

Section 1.5 Expenses in Realizing Upon Security Interest

     The Guarantor agrees to unconditionally pay, on demand, all costs and expenses, including reasonable attorneys fees, incurred by Lender to preserve, collect, protect, foreclose, sell, or otherwise realize upon its security interest in any security agreement executed by the Borrower which grants Lender a security interest or in any other document reflecting any other obligation of the Borrower or any indorser or guarantor in favor of the Lender.

Section 1.6 Expenses in Enforcing and Defending Rights

     The Guarantor agrees to unconditionally pay, on demand, all costs and expenses, including reasonable attorneys fees, incurred by Lender in the prosecution or defense of any action or proceeding relating to the subject matter of any agreement or instrument executed by the Borrower or any indorser or guarantor of the obligations of the Borrower to Lender.


                         ARTICLE 2. COLLATERAL SECURITY

     The Guarantor acknowledged and agrees that the validity and enforceability of this Guaranty is not affected by the existence, value or condition of any collateral security for any of the provisions of Article 1.

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


                      ARTICLE 3. VARIATIONS OF THE TERMS OF
                         THE OBLIGATIONS OF THE BORROWER

     The Guarantor acknowledges and agrees that, without notice, the performance or payment by the Borrower of any of its debts, liabilities, duties, representations, covenants and warranties may be waived, modified, accelerated, extended, compromised, renewed or subordinated (in whole or in part), or any collateral of either the Guarantor or the Borrower may be exchanged, surrendered, ignored or disposed of, and any liens or security interests may be abandoned, extended, modified or discharged, by Lender without affecting the liability of the Guarantor in this Guaranty. The Guarantor expressly waives any defense that Lender, by its action or inaction, has impaired any such collateral or any rights of subrogation. The Guarantor waives (1) the option to demand that any collateral for this Guaranty or any obligation of the Borrower to Lender be marshaled and (2) any right of subrogation as long as any obligation(s) described in this Guaranty remain outstanding or unsatisfied.


                  ARTICLE 4. GUARANTOR OBLIGATED TO BE INFORMED

     The Guarantor has established adequate means of obtaining, on a continuing basis, all facts pertaining to the risks of this Guaranty. The Guarantor assumes the responsibility for being and keeping itself informed of all the facts pertaining to such risks and agrees that Lender has no duty to disclose any such facts to the Guarantor. The Guarantor recognizes that this Guaranty imposes certain risks upon the Guarantor and that these risks may increase in the future due to changing circumstances. Any such risks, increases in such risks, or future risks do not and will not alter the liability of the Guarantor in this Guaranty.


             ARTICLE 5. COLLATERAL FOR UNLIMITED CONTINUING GUARANTY

     To secure this Guaranty, the Guarantor hereby pledges, sets over, assigns and grants a security interest and right of set-off to Lender in every account of the Guarantor with Lender or its affiliates, in any other property, rights and instruments of the Guarantor which may be delivered or come into the possession, custody or control of Lender, and such additional security interests which may be granted by the Guarantor to Lender in any separate agreement executed between the Guarantor and Lender.


                    ARTICLE 6. CONTINUING NATURE OF GUARANTY

     This Guaranty is a continuing guaranty. The borrower or any co-guarantor may be released or discharged by Lender without affecting the liability or obligations of the Guarantor.

                ARTICLE 7. CONSENT TO LOAN AND SECURITY AGREEMENT

     The Guarantor agrees to, consents to the terms of, and otherwise agrees to be bound to the terms of a certain Loan and Security Agreement executed by the Borrower, as amended from time to time ("Loan Agreement"), as if the Guarantor had executed same as a Borrower.


                            ARTICLE 8. NO CONDITIONS

     The Guarantor agrees that this Guaranty is effective irrespective of and hereby waives notice of default, notice of dishonor, notice of protest, notice of presentment, or acceptance of this Guaranty. This is a guaranty of payment, not collection.


                        ARTICLE 9. RECOVERY OF PREFERENCE

     The Guarantor agrees that if, at any time, all or any part of any payment previously applied by Lender on account of this Guaranty or obligation of the Borrower must be returned by Lender for any reason, whether by court order, administrative order, or settlement, the Guarantor remains liable for the full amount returned as if such payment had never been received by Lender, and notwithstanding any termination by Lender of this Guaranty or the cancellation of any instrument(s) evidencing the obligations of the Borrower.


                         ARTICLE 10. NO ADVERSE ACTIONS

     The Guarantor agrees that it is not to take any action, or fail to take any action, which would render any representation, warranty, covenant or obligation of itself or of the Borrower to Lender to be untrue or incapable of performance.


                           ARTICLE 11. BINDING EFFECT

     This Guaranty inures to the benefit of and is enforceable by the heirs, personal representatives, successors and assigns of Lender and the Guarantor. This Guaranty is not assignable by the Guarantor without the prior written consent of Lender.


                             ARTICLE 12. NON WAIVER

     The Guarantor agrees that no failure or delay on the part of Lender, or its successors and assigns, in the exercise of any right, power or privilege is to operate as a waiver. A partial exercise of any right, power, or privilege by Lender is not to preclude any further right, power, or privilege, nor be deemed a waiver. Any waiver or modification to this Guaranty or any other document, instrument or agreement executed by the Guarantor is to be in a writing consented to by Lender.

                               ARTICLE 13. NOTICES

     Each demand, notice, or other communication by Lender to the Guarantor or by the Guarantor to Lender is to be sent in accordance with the Loan Agreement.


                              ARTICLE 14. CAPTIONS

     The captions and titles appearing in this Guaranty are inserted for the convenience of the parties hereto and are intended to refer to specified representations, warranties, covenants and other terms and conditions of this Guaranty.


                          ARTICLE 15. ENTIRE AGREEMENT

     There are no understandings, agreements, representations, warranties or covenants, express or implied, which are not specified herein, or in the other written instruments, documents, or agreements referred to in this Guaranty. All prior oral understandings, negotiations, or agreements are deemed to be superseded by the terms of this Guaranty and such other written instruments, documents or agreements referred to in this Guaranty.


                            ARTICLE 16. SEVERABILITY

     In the event that any portion of this Guaranty is deemed unenforceable by a Court of competent jurisdiction, such provision declared to be unenforceable is to be deemed to have been omitted from this Guaranty, and all such remaining terms and conditions of this Guaranty are to continue in full force and effect.


                           ARTICLE 17. APPLICABLE LAW

     This Guaranty is to be interpreted and enforced in accordance with the laws of the State of New Jersey (without regard to the conflicts of law rules of New Jersey). All disputes arising under the terms of this Guaranty are to be resolved in accordance with the terms of the Loan Agreement.

                      ARTICLE 18. REPRESENTATION BY COUNSEL

     The Guarantor acknowledges the opportunity to consult independent counsel of its own choice, and that it has relied upon such counsel's advice concerning this Guaranty, the enforceability and interpretation of the terms contained in this Guaranty and the consummation of the transactions and matters covered by this Guaranty. Guarantor acknowledges that it has not executed this Guaranty under duress.

                          ARTICLE 19. WAIVE JURY TRIAL

     THE GUARANTOR HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY LITIGATION RELATING TO THIS GUARANTY OR RELATED DOCUMENTS AS AN INDUCEMENT TO THE ACCEPTANCE OF THIS GUARANTY.


     IN WITNESS  WHEREOF,  the Guarantor  has executed  this Guaranty  effective
______________________.



Attest/Witness:


______________________                               By:  ____________________